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                    QUALITY MORTGAGE ACCEPTANCE CORP.
                               Depositor,


                      _______________________________,
                              Master Servicer


                                    and


                       ________________________________
                                  Trustee




                       _________________________________
                        POOLING AND SERVICING AGREEMENT

                         Dated as of ___________, 1996

                        _________________________________

                     Mortgage Loan Asset-Backed Certificates

                                  Series 1996-__



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

                              TABLE OF CONTENTS
                              _________________
                                                                    Page

                                  ARTICLE I

                                 DEFINITIONS

SECTION 1.01.  Defined Terms..........................................2
Accretion Termination Date............................................2
Accrual Period........................................................2
Accrued Certificate Interes...........................................2
Advance      .........................................................3
Agreement    .........................................................3
Anniversary  .........................................................3
Assignment   .........................................................3
Available Distribution Amount.........................................3
Bankruptcy Amount.....................................................3
Bankruptcy Code.......................................................4
Bankruptcy Loss.......................................................4
Book-Entry Certificate................................................4
Business Day .........................................................4
Cash Liquidation......................................................4
Certificate  .........................................................4
Certificate Account...................................................4
Certificate Account Deposit.Date......................................4
Certificateholder or Holder...........................................4
Certificate Owner.....................................................5
Certificate Principal Balance.........................................5
Certificate Rate......................................................6
Certificate Register..................................................6
Class        .........................................................6
Class A-1 Certificate.................................................6
Class A-1 Percentage..................................................6
Class A-2 Certificate.................................................6
Class A-2 Percentage..................................................7
Class B-1 Certificate.................................................7
Class B-1 Percentage..................................................7
Class B-1 Prepayment Percentage.......................................7
Class B-2 Certificate.................................................7
Class B-2 Percentage..................................................7
Class B-2 Prepayment Percentage.......................................8
Class B-3 Certificate.................................................8
Class B-3 Percentage..................................................8
Class R Certificate...................................................8
Class S Certificate...................................................8
Closing Date .........................................................8
Code         .........................................................8
Collateral Value......................................................8
Corporate Trust Office................................................8
Custodial Account.....................................................9
Cut-off Date .........................................................9
Debt Service Reduction................................................9
Deficient Valuation...................................................9
Definitive Certificate................................................9
Depositor    .........................................................9
Depository   .........................................................9
Depository Participant................................................9
Determination Date....................................................9
Disqualified Organization............................................10
Distribution Date....................................................10
Due Date     ........................................................10
Due Period   ........................................................10
Duff & Phelps........................................................10
Eligible Account.....................................................10
Event of Default.....................................................11
Excess Bankruptcy Loss...............................................11
Excess Fraud Loss....................................................11
Excess Proceeds......................................................11
Excess Proceeds Account..............................................11
Excess Special Hazard Loss...........................................11
Extraordinary Events.................................................11
Extraordinary Losses.................................................12
FDIC.................................................................12
FHLMC................................................................12
FNMA.................................................................12
Fraud Loss Amount....................................................12
Fraud Losses ........................................................12
Funding Date ........................................................13
Gross Margin ........................................................13
Index        ........................................................13
Initial Certificate Principal Balance................................13
Initial Class A-1 Percentage.........................................13
Initial Class A-2 Percentage.........................................13
Initial Class B-1 Percentage.........................................13
Initial Class B-2 Percentage.........................................13
Initial Class B-3 Percentage.........................................13
Initial Loss Coverage................................................13
Initial Subordinate Percentage.......................................14
Insurance Policy.....................................................14
Insurance Proceeds...................................................14
Interest Determination Date..........................................14
Late Collections.....................................................14
Reuters One Month LIBOR..............................................14
Liquidation Proceeds.................................................14
Loan-to-Value Ratio..................................................15
London Business Day..................................................15
Loss Severity Percentage.............................................15
Master Servicer......................................................15
Maximum Rate ........................................................15
Minimum Rate ........................................................15
Monthly Payment......................................................15
Moody's..... ........................................................15
Mortgage.............................................................15
Mortgage File........................................................15
Mortgage Loan........................................................15
Mortgage Loan Accrued Interest.......................................16
Mortgage Loan Schedule...............................................16
Mortgage Note........................................................17
Mortgage Rate........................................................17
Mortgaged Property...................................................17
Mortgagor    ........................................................17
Net Mortgage Rate....................................................17
Net Mortgage Rate Cap................................................17
Nonrecoverable Advance...............................................18
Non-United States Person.............................................18
Notional Amount......................................................18
Officers' Certificate................................................18
Opinion of Counsel...................................................18
Original Senior Percentage...........................................18
OTS..................................................................18
Outstanding Mortgage Loan............................................18
Ownership Interest...................................................18
Percentage Interest..................................................19
Periodic Rate Cap....................................................19
Permitted Instruments................................................19
Permitted Transferee.................................................20
Person...............................................................20
Prepayment Assumption................................................20
Prepayment Interest Shortfall........................................20
Prepayment Period....................................................20
Primary Hazard Insurance Policy......................................20
Principal Prepayment.................................................21
Prospective Losses...................................................21
Purchase Price.......................................................21
Rate Adjustment Date.................................................21
Rating Agency........................................................21
Realized Loss........................................................22
Record Date  ........................................................22
Reference Banks......................................................22
Regular Certificate..................................................22
REMIC................................................................22
REMIC Provisions.....................................................22
Remittance Report....................................................22
REO Acquisition......................................................23
REO Disposition......................................................23
REO Imputed Interest.................................................23
REO Proceeds ........................................................23
REO Property ........................................................23
Request for Release..................................................23
Reserve Interest Rate................................................23
Residual Certificate.................................................23
Responsible Officer..................................................23
Rule 144A............................................................24
Scheduled Principal and Net Recoveries...............................24
Seller...............................................................24
Senior Certificate...................................................24
Senior Percentage....................................................24
Senior Prepayment Percentage.........................................24
Servicing Account....................................................26
Servicing Advances...................................................26
Servicing Fee........................................................26
Servicing Fee Rate...................................................26
Servicing Officer....................................................26
Single Certificate...................................................26
Special Hazard Amount................................................26
Special Hazard Loss..................................................26
Special Hazard Percentage............................................27
Startup Day  ........................................................27
Stated Principal Balance.............................................27
Subordinate Certificate..............................................27
Sub-Servicer ........................................................27
Sub-Servicer Remittance Date.........................................27
Sub-Servicing Account................................................27
Sub-Servicing Agreement..............................................27
Tax Returns..........................................................27
Termination Event....................................................28
Total Expected Losses................................................28
Transfer.............................................................28
Transferor...........................................................28
Trust Fund...........................................................28
Trustee..............................................................28
Uninsured Cause......................................................28
United States Person.................................................28
Variable Strip Certificate...........................................29
Voting Rights........................................................29

                              ARTICLE II

                     CONVEYANCE OF MORTGAGE LOANS;
                  ORIGINAL ISSUANCE OF CERTIFICATES

2.01.  Conveyance of Mortgage Loans.................................30
2.02.  Acceptance of the Trust Fund by the Trustee..................32
2.03.  Representations, Warranties and Covenants of
       the Master Servicer and the Depositor........................34
2.04.  Representations and Warranties of the Seller.................36
2.05.  Issuance of Certificates Evidencing Interests
       in the Trust Fund............................................36

                              ARTICLE III

                      ADMINISTRATION AND SERVICING
                            OF THE TRUST FUND

3.01.   Master Servicer to Act as Master Servicer...................37
3.02.   Sub-Servicing Agreements Between Master
        Servicer and Sub-Servicers..................................38
3.03.   Successor Sub-Servicers.....................................39
3.04.   Liability of the Master Servicer............................39
3.05.   No Contractual Relationship Between Sub-
        Servicers and Trustee or Certificateholders.................40
3.06.   Assumption or Termination of Sub-Servicing
        Agreements by Trustee.......................................40
3.07.   Collection of Certain Mortgage Loan Payments................40
3.08.   Sub-Servicing Accounts......................................41
3.09.   Collection of Taxes, Assessments and Similar
        Items; Servicing Accounts...................................41
3.10.   Custodial Account...........................................42
3.11.   Permitted Withdrawals From the Custodial
        Account.....................................................43
3.12.   Permitted Instruments.......................................44
3.13.   Maintenance of Primary Hazard Insurance. ...................44
3.14.   Enforcement of Due-on-Sale Clauses; Assumption
        Agreements..................................................45
3.15.   Realization Upon Defaulted Mortgage Loans...................46
3.16.   Trustee to Cooperate; Release of Mortgage Files.............47
3.17.   Servicing Compensation......................................49
3.18.   Maintenance of Certain Servicing Policies...................49
3.19.   Annual Statement as to Compliance...........................49
3.20.   Annual Independent Public Accountants'
        Servicing Statement.........................................50
3.21.   Access to Certain Documentation.............................50
3.22.   Title, Conservation and Disposition of REO
        Property....................................................51
3.23.   Additional Obligations of the Master Servicer...............53
3.24.   Additional Obligations of the Depositor.....................54
3.25    Excess Proceeds Account.....................................54

                                 ARTICLE IV

                       PAYMENTS TO CERTIFICATEHOLDERS

4.01.   Certificate Account; Distributions..........................56
4.02.   Statements to Certificateholders............................63
4.03.   Remittance Reports; Advances by the Master
        Servicer....................................................65
4.04.   Allocation of Realized Losses...............................67
4.05.   Allocation of Deferred Interest.............................68
4.06.   Information Reports to be Filed by the Master
        Servicer....................................................68
4.07.   Compliance with Withholding Requirements....................68

                                 ARTICLE V

                             THE CERTIFICATES

5.01.   The Certificates.............................................69
5.02.   Registration of Transfer and Exchange of
        Certificates.................................................71
5.03.   Mutilated, Destroyed, Lost or Stolen Certif-
        icates.......................................................75
5.04.   Persons Deemed Owners........................................75

                              ARTICLE VI

                 THE DEPOSITOR AND THE MASTER SERVICER

6.01.   Liability of the Depositor and the Master
        Servicer.....................................................76
6.02.   Merger, Consolidation or Conversion of the
        Depositor or the Master Servicer.............................76
6.03.   Limitation on Liability of the Depositor, the
        Master Servicer and Others...................................76
6.04.   Limitation on Resignation of the Master
        Servicer.....................................................77


                                ARTICLE VII

                                  DEFAULT

7.01.   Events of Default............................................78
7.02.   Termination Event............................................80
7.03.   Trustee to Act; Appointment of Successor.....................81
7.04.   Notification to Certificateholders...........................81
7.05.   Waiver of Events of Default..................................82

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

8.01.   Duties of Trustee............................................83
8.02.   Certain Matters Affecting the Trustee........................84
8.03.   Trustee Not Liable for Certificates or Mortgage
        Loans........................................................85
8.04.   Trustee May Own Certificates.................................86
8.05.   Master Servicer to Pay Trustee's Fees........................86
8.06.   Eligibility Requirements for Trustee.........................86
8.07.   Resignation and Removal of the Trustee.......................86
8.08.   Successor Trustee............................................87
8.09.   Merger or Consolidation of Trustee...........................88
8.10.   Appointment of Co-Trustee or Separate Trustee................88

                                 ARTICLE IX

                                TERMINATION

9.01.   Termination Upon Repurchase or Liquidation of
        All Mortgage Loans............................................90
9.02.   Additional Termination Requirements...........................92

                                  ARTICLE X

                               REMIC PROVISIONS

10.01.  REMIC Administration...........................................93
10.02.  Prohibited Transactions and Activities.........................95
10.03.  Master Servicer and Trustee Indemnification....................96

                                  ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.01.   Amendment.....................................................97
11.02.   Recordation of Agreement; Counterparts........................98
11.03.   Limitation on Rights of Certificateholders....................98
11.04.   Governing Law.................................................99
11.05.   Notices.......................................................99
11.06.   Severability of Provisions...................................100
11.07.   Successors and Assigns; Third Party Beneficiary..............100
11.08.   Article and Section Headings.................................100
11.09.   Notice to Rating Agencies and Certificateholder..............100
11.10.   Streit Act...................................................101

Signatures
Acknowledgments

Exhibit A-1    Form of Senior Certificate
Exhibit B-1  Form of Class B-1 Certificate
Exhibit B-2  Form of Class B-2 Certificate
Exhibit B-3  Form of Class B-3 Certificate
Exhibit B-4  Form of Class R Certificate
Exhibit C    Form of Trustee Initial Certification
Exhibit D    Form of Trustee Final Certification
Exhibit E    [Reserved]
Exhibit F-1  Request for Release
Exhibit F-2  Request for Release for Mortgage Loans Paid in
Full
Exhibit G-1  Form of Investor Representation Letter
Exhibit G-2  Form of Transferor Representation Letter
Exhibit G-3  Transferor Affidavit and Agreement for Transfers
             to Non-United States Persons
Exhibit G-4  Transferee Affidavit and Agreement for Transfers
             to Non-United States Persons
Exhibit G-5  Form of Investor Representation Letter for
             Insurance Companies
Exhibit H    Mortgage Loan Schedule
Exhibit I    Seller Representations and Warranties
Exhibit J    Form of Notice Under Section 3.24(c)

     This Pooling and Servicing Agreement, dated and effec-tive as of __________, 1996, among Quality Mortgage Acceptance Corp., as Depositor (the "Depositor"), _________________________,
as Master Servicer (the "Master Servicer"), and _________________ _____________, as Trustee (the "Trustee").

                      PRELIMINARY STATEMENT:

     The Depositor intends to sell asset backed certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Trustee will cause an election to be made to treat the entire segregated pool of assets subject to this Agreement (including the Mortgage Loans) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "Trust Fund." The Class S, Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates will be the "regular interests" in the Trust Fund, and the Class R Certificates will be the "residual interests" in the Trust Fund, for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

     The following table sets forth the designation, initial
Certificate Rate, aggregate initial Certificate Principal
Balance, and the initial percentage for each Class of Certificates comprising the certificated interests in the Trust
Fund created hereunder.

                                            Aggregate Initial
                            Initial            Certificate       Approximate
                            Certificate         Principal       Initial Class
Designation   Type          Rate                 Balance         Percentage

Class S       Senior        Variable Rate          N/A               N/A
Class A-1     Senior        Adjustable Rate    $___,___,___          .  %
Class A-2     Senior        Adjustable Rate    $___,___,___          .  %
Class B-1     Subordinate   Adjustable Rate    $___,___,___          .  %
Class B-2     Subordinate   Adjustable Rate    $___,___,___          .  %
Class B-3     Subordinate   Adjustable Rate    $___,___,___          .  %
Class R       Residual          N/A               N/A                 N/A



     As of the Cut-off Date, the Mortgage Loans have an aggregate Stated Principal Balance equal to $_______________.

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:


                             ARTICLE I

                            DEFINITIONS

    SECTION 1.01.  Defined Terms.

    Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

    "Accretion Termination Date":  With respect to the
Class B-3 Certificates, the Distribution Date on which the
Certificate Principal Balances of the Class B-1 and Class B-2
Certificates have been reduced to zero.

     "Accrual Period":  With respect to any Distribution
Date, the period commencing on the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs, provided, however, that the Accrual Period will be treated as a 30-day period regardless of the number of days from the 25th day of the preceding month to the 24th day of such month.

     "Accrued Certificate Interest": With respect to each Distribution Date, as to any Certificate of any Class, other than the Class S Certificates and the Class R Certificates, interest accrued during the related Accrual Period at the then applicable Certificate Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class S Certificates, interest accrued during the related Accrual Period at the then applicable Certificate Rate on the Notional Amount immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any such Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls, if any, which are not covered by payments by the Master Servicer pursuant to Section 3.23 with respect to such Distribution Date, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates pursuant to Section 4.04, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls not covered by the subordination provided by Class A-2, Class B-1, Class B-2 or Class B-3 Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions pursuant to clauses (i)-(iv) above allocated among all of the Certificates on a pro rata basis in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates, Accrued Certificate Interest on the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates, as applicable, will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of the portion of Realized Losses that are allocated solely to the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates, as applicable, pursuant to Section 4.04. There will be no Accrued Certificate Interest on the Class R Certificates.

     "Advance": As to any Mortgage Loan, any advance made by the Master Servicer on any Distribution Date pursuant to
Section 4.03.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

     "Anniversary": Each anniversary of _____________, 1996.

     "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related
Mortgaged Property is located to reflect of record the sale of the Mortgage.

     "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any Advances made, all required transfers pursuant to
Section 3.22 and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, reduced by (b) the sum, as of the close of business on the related Determination Date, of (i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account, (iii) any other amounts reimbursable or payable to the Master Servicer or any Sub-Servicer pursuant to Section 3.11, and (iv) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04 or 3.22, in each case received or made in the month of such Distribution Date.

     "Bankruptcy Amount": As of any date of determination prior to the first Anniversary, an amount, equal to the excess, if any, of (A) $[100,000] (the initial "Bankruptcy Amount"), over
(B) the aggregate amount of Bankruptcy Losses allocated solely to the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates in accordance with Section 4.04. As of any date of determination on or after the first Anniversary, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent Anniversary (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of
(i) [0.15]% times the aggregate principal balance of the Mortgage Loans as of the Relevant Anniversary; and (ii) $[100,000] over
(2) the aggregate amount of Bankruptcy Losses allocated solely to the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates, in accordance with Section 4.04 since the Relevant Anniversary.

     The Bankruptcy Amount may be further reduced by the Depositor (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Depositor shall obtain written confirmation from the Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the Certificates by the Rating Agency and shall provide a copy of such written confirmation to the Trustee.

     "Bankruptcy Code": The Bankruptcy Code of 1978, as amended.

     "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt
Service Reduction.

     "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in [California or New York] (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

     "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, the final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     "Certificate":  Any Class S, Class A-1, Class A-2,
Class B-1, Class B-2, Class B-3 or Class R Certificate.

     "Certificate Account": The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "_____________________, in trust for registered holders of Mortgage Loan Asset-Backed Certificates, Series 1996- __", and which account or accounts must each be an Eligible Account.

     "Certificate Account Deposit Date":  As to any
Distribution Date, the Business Day prior thereto.

     "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in
Section 11.01. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any Certificates are registered in the name of a respective affiliate. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate Owner":  With respect to a Book-Entry
Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository
Participant, if any, and otherwise on the books of the Depository.

     "Certificate Principal Balance":  With respect to each
Class A-1 or Class A-2 Certificate on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously distributed with respect to such Certificates (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.01(b), and (b) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04; provided, that if the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero, the Certificate Principal Balance of each Class A-2 Certificate, at any given time, shall thereafter be an amount equal to (i) the Percentage Interest evidenced by such Certificate multiplied by (ii) the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans (or related REO Properties) over (b) the aggregate Certificate Principal Balance of the Senior Certificates senior thereto. With respect to each Class B-1 Certificate, on any date of determination, an amount equal to (i) the initial Certificate Principal Balance of such Class B-1 Certificate, as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.01(b), and (b) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04; provided, that if the Certificate Principal Balances of the Subordinate Certificates subordinate thereto have been reduced to zero, the Certificate Principal Balance of each Class B-1 Certificate, at any given time, shall thereafter be an amount equal to (i) the Percentage Interest evidenced by such Certificate multiplied by (ii) the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans (or related REO Properties) over (b) the sum of the then aggregate Certificate Principal Balance of all of the Senior Certificates. With respect to each Class B-2 Certificate, on any date of determination, an amount equal to (i) the initial Certificate Principal Balance of such Class B-2 Certificate, as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.01(b), and (b) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04; provided, that if the Certificate Principal Balance of the Class B-3 Certificates has been reduced to zero, the Certificate Principal Balance of each Class B-2 Certificate, at any given time, shall thereafter be an amount equal to (i) the Percentage Interest evidenced by such Certificate multiplied by (ii) the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans (or REO Properties) over (b) the sum of the then aggregate Certificate Principal Balance of all of the Senior Certificates and the Subordinate Certificates senior thereto. With respect to each Class B-3 Certificate, at any given time, an amount equal to (i) the Percentage Interest evidenced by such Certificate multiplied by (ii) the excess, if any, of (a) the then aggregate Stated Principal Balance with respect to the Mortgage Loans (or related REO Properties) over
(b) the then aggregate Certificate Principal Balance of all of the related Senior Certificates and the Subordinate Certificates senior thereto. The Class S and Class R Certificates have no principal balances.

     "Certificate Rate": With respect to the initial Distribution Date, the Certificate Rate on the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates, ______% per annum. With respect to the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates, and for any Distribution Date thereafter, an annual rate equal to the least of: (i) Reuters One Month LIBOR plus ____%, (ii) _____% and (iii) the Net Mortgage Rate Cap. With respect to the initial Distribution Date, the Certificate Rate on the Class S Certificates, ______% per annum. With respect to the Class S Certificates, and for any Distribution Date thereafter, a rate equal to the excess, if any, of the Net Mortgage Rate Cap over the Certificate Rate on the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates.

     "Certificate Register": The register maintained pursuant to Section 5.02.

     "Class": Collectively, all of the Certificates bearing the same designation.

     "Class A-1 Certificate": Any one of the Class A-1 Certificates executed, authenticated and delivered by the Trustee substantially in the form attached hereto as Exhibit A, senior with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04, and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     "Class A-1 Percentage":  With respect to any
Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date.

     "Class A-2 Certificate": Any one of the Class A-2 Certificates executed, authenticated and delivered by the Trustee substantially in the form attached hereto as Exhibit A, subordinate to the Class S and Class A-1 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04, and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     "Class A-2 Percentage":  With respect to any
Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date; provided, that if the Certificate Principal Balances of the Class B-1, Class B-2 and Class B-3 Certificates are reduced to zero, then thereafter the Class A-2 Percentage as of any date of determination shall be 100% minus the then applicable Class A-1 Percentage.

     "Class B-1 Certificate": Any one of the Class B-1 Certificates executed, authenticated and delivered by the Trustee substantially in the form attached hereto as Exhibit B-1, subordinate to the Senior Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04, and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     "Class B-1 Percentage":  With respect to any
Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date, provided, that if the Certificate Principal Balance of the Class B-2 Certificates and Class B-3 Certificates are reduced to zero, then thereafter the Class B-1 Percentage as of any date of determination shall be 100% minus the then applicable Senior Percentage.

     "Class B-1 Prepayment Percentage": With respect to any Distribution Date, the product of (a) 100% minus the Senior Prepayment Percentage related to the Class A-1 and Class A-2 Certificates for such Distribution Date multiplied by (b) a fraction, the numerator of which is the Class B-1 Percentage and the denominator of which is the sum of the Class B-1 Percentage, the Class B-2 Percentage and the Class B-3 Percentage.

     "Class B-2 Certificate": Any one of the Class B-2 Certificates executed, authenticated and delivered by the Trustee substantially in the form attached hereto as Exhibit B-2, subordinate to the Senior Certificates and Class B-1 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04, and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     "Class B-2 Percentage":  With respect to any
Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date, provided, that if the Certificate Principal Balances of the Class B-3 Certificates are reduced to zero, then thereafter the Class B-2 Percentage as of any date of determination shall be 100% minus the then applicable Senior Percentage and Class B-1 Percentage.

     "Class B-2 Prepayment Percentage": With respect to any Distribution Date, the product of (a) 100% minus the Senior Prepayment Percentage related to the Class A-1 and Class A-2 Certificates for such Distribution Date multiplied by (b) a fraction, the numerator of which is the Class B-2 Percentage and the denominator of which is the sum of the Class B-1 Percentage, the Class B-2 Percentage and Class B-3 Percentage.

     "Class B-3 Certificate": Any one of the Class B-3 Certificates, executed, authenticated and delivered by the Trustee substantially in the form attached hereto as Exhibit B-3, subordinate to the Senior Certificates, the Class B-1 Certificates and the Class B-2 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04, and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     "Class B-3 Percentage":  With respect to any
Distribution Date, 100% minus the sum of the then applicable
Senior Percentage, Class B-1 Percentage and Class B-2 Percentage.

     "Class R Certificate":  Any one of the Class R
Certificates executed, authenticated and delivered by the Trustee substantially in the form attached hereto as Exhibit B-4 and evidencing an interest designated as a "residual interest" in Trust Fund for purposes of the REMIC Provisions.

     "Class S Certificate":  Any one of the Class S
Certificates executed, authenticated and delivered by the Trustee substantially in the form attached hereto as Exhibit A, senior with respect to distributions and to the allocation of Realized Losses as set forth in Section 4.04, and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     "Closing Date":  _____________, 1996.

     "Code":  The Internal Revenue Code of 1986, as amended.

     "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Depositor) made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value (as reviewed and approved by the Depositor) of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Depositor) obtained at the time of refinancing.

     "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at ________________________________________,
Attention:  Quality 1996-__.

     "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section
3.10 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

     "Cut-off Date":  ___________ 1, 1996.

     "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     ["Deferred Interest": With respect to each GPARM Loan as of any Due Date, the amount, if any, by which the Mortgage Loan Accrued Interest for such Due Date exceeds the Monthly Payment for such Due Date and which amount, pursuant to the terms of the Mortgage Note, is added to the principal balance of such GPARM Loan.]

     "Deficient Valuation":  With respect to any Mortgage
Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated by the Mortgagor under the Bankruptcy Code.

     "Definitive Certificate": Any definitive, fully registered Certificate.

     "Depositor": Quality Mortgage Acceptance Corp., or its successor in interest.

      "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is [Cede & Co]. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

     "Disqualified Organization":  Any of (i) the United
States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the
Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code.

     "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on ____________, 1996.

     "Due Date":  The first day of the month of the related
Distribution Date.

     "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

     ["Duff & Phelps": Duff & Phelps Credit Rating Co. or its successor in interest.]

     "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Instrument is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account, the Excess Proceeds Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

     "Event of Default": One or more of the events described in Section 7.01.

     "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy
Amount.

     "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     "Excess Proceeds": With respect to each Mortgage Loan as to which an REO Disposition has occurred, the proceeds that are specified as being "Excess Proceeds" in Section 3.22.

     "Excess Proceeds Account": The separate account or accounts created and maintained pursuant to Section 3.25, which shall be entitled "___________________________, in trust for registered holders of Mortgage Loan Asset-Backed Certificates, Series 1996-__, Excess Proceeds Account," and which account or accounts shall be an Eligible Account.

     "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special
Hazard Amount.

     "Extraordinary Events": Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

              (a) losses which are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.18, but are in excess of the coverage maintained thereunder;

              (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, or remote or be in whole or in part caused by, contributed to or aggravated by, a peril covered by the definition of the term "Special Hazard Loss";

              (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                           1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                           2.   by military, naval or air forces; or

                           3. by an agent of any such government, power, authority or forces;

              (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

              (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

     "Extraordinary Losses": Any Realized Loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary
Event.

     "FDIC": Federal Deposit Insurance Corporation or any successor.

     "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

     ["Fitch": Fitch Investors Service, L.P. or its successor it interest.]

     "FNMA": Federal National Mortgage Association or any successor.

      "Fraud Loss Amount": With respect to any date of determination after the Cut-off Date an amount equal to: (X) prior to the first Anniversary, an amount equal to [3.00]% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates in accordance with Section 4.04 since the Cut-off Date, (Y) from and including the first Anniversary to but not including the second Anniversary, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the day immediately preceding the first Anniversary and (b) [2.00]% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the first Anniversary minus (2) the Fraud Losses allocated solely to the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates, in accordance with Section 4.04 since the first Anniversary, and
(Z) from and including the second Anniversary to but not including the fifth Anniversary, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent Anniversary and (b) [1.00]% of the aggregate outstanding principal balance of all of the Mortgage Loans, as of the most recent Anniversary minus (2) the Fraud Losses allocated solely to the Class A-2, Class B-1, Class B-2 or Class B-3 Certificates, in accordance with Section 4.04 since the most recent Anniversary. On and after the fifth Anniversary the Fraud Loss Amount shall be zero.

     "Fraud Losses": Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage
Loan.

     "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Depositor and interest began to accrue thereunder.

     ["GPARM Loan": Each Mortgage Loan which contains provision for negative amortization, as indicated on the Mortgage
Loan Schedule.]

     "Gross Margin": With respect to each Mortgage Loan, the fixed rate set forth in the related Mortgage Note to be added to the Index on each Rate Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage
Rate for such Mortgage Loan.  The Gross Margin as to each
Mortgage Loan is set forth on the Mortgage Loan Schedule.

      "Index": With respect to the Mortgage Loans [other than the GPARM Loans], the average of the interbank offered rates for six-month United States dollar deposits in the London market based on quotations of major banks, as published in the Western Edition of The Wall Street Journal, as most recently available as of the date 45 days prior to any Rate Adjustment Date. [With respect to the GPARM Loans, the average of the interbank offered rates for one-month United States dollar deposits in the London market based on quotations of major banks, as published in the Western Edition of The Wall Street Journal, as most recently available as of the date 45 days prior to any Rate Adjustment Date.] If [the] [either] Index is not so published or is otherwise unavailable, the Master Servicer shall select an alternate index for mortgage loans on [single family] multifamily residential properties that is calculated and published or otherwise made available by an independent third party.

     "Initial Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

      "Initial Class A-1 Percentage":  As set forth in the
Preliminary Statement hereto.

      "Initial Class A-2 Percentage":  As set forth in the
Preliminary Statement hereto.

      "Initial Class B-1 Percentage":  As set forth in the
Preliminary Statement hereto.

     "Initial Class B-2 Percentage":  As set forth in the
Preliminary Statement hereto.

     "Initial Class B-3 Percentage":  As set forth in the
Preliminary Statement hereto.

     "Initial Loss Coverage":  The aggregate Initial
Certificate Balance of the Class A-2, Class B-1, Class B-2 and
Class B-3 Certificates.

     "Initial Subordinate Percentage": ____%, which is the aggregate of the Initial Class B-1 Percentage, the Initial Class
B-2 Percentage and the Initial Class B-3 Percentage.

     "Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     "Insurance Proceeds": Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     "Interest Determination Date":  With respect to any
Distribution Date, the second London Business Day preceding the
Due Date in the month next preceding the month in which such Distribution Date occurs.

     "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquida-tion Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

     "Reuters One Month LIBOR": With respect to any Distribution Date, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBOR Page, as of 11:00 A.M. (London time) on such Interest Determination Date. On each Interest Determination Date, Reuters One Month LIBOR will be established by the Trustee as follows:

             (i) If, on such Interest Determination Date, two or more Reference Banks provide such offered quotations, Reuters One Month LIBOR shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest multiple of 1/16 of 1%); or

             (ii) If, on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, Reuters One Month LIBOR shall be the higher of (i) Reuters One Month LIBOR, as determined on the previous Interest Determination Date, and (ii) the Reserve Interest Rate.

     "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.

     "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

     "London Business Day": Any day on which banks in the City of London are open and conducting transactions in United
States dollars.

     "Loss Severity Percentage":  As of any Determination
Date, ____%.

     "Master Servicer":  ___________________________, or any
successor master servicer appointed as herein provided.

     "Maximum Rate": With respect to each Mortgage Loan, the amount set forth in the Mortgage Note as the maximum Mortgage
Rate thereunder.

     "Minimum Rate": With respect to each Mortgage Loan, the amount set forth in the Mortgage Note as the minimum Mortgage
Rate thereunder.

     "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

     ["Moody's": Moody's Investors Service, Inc. or its successor in interest.]

     "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

     "Mortgage File":  The mortgage documents listed in
Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actual-ly so added.

     "Mortgage Loan": Each of the mortgage loans, trans-ferred and assigned to the Trustee pursuant to Section 2.01 or
Section 2.03 and from time to time held in the Trust Fund, the Mortgage Loans originally so transferred, assigned and held being identified in the Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

     ["Mortgage Loan Accrued Interest": With respect to each GPARM Loan and each Due Date, the aggregate amount of interest accrued at the Mortgage Rate in respect of such GPARM Loan since the preceding Due Date (or in the case or the initial Due Date, since the Cut-off Date) to but not including such Due Date with respect to which the GPARM Loan Accrued Interest is being calculated in accordance with the terms of such GPARM Loan, after giving effect to any previous Principal Prepayments, Deficient Valuation or Debt Service Reduction in respect of such GPARM Loan.]

     "Mortgage Loan Schedule": As of any date of determina-tion, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans for each Mortgage Loan with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit H (and, for purposes of the Trustee's review of the Mortgage Files pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information with respect to each Mortgage Loan:

               (i)         the loan number and name of the Mortgagor;

              (ii) the street address, city, state and zip code of the Mortgaged Property;

             (iii)         the initial Mortgage Rate;

              (iv)         the maturity date;

               (v)         the original principal balance;

              (vi)         the first payment date;

             (vii)         the type of Mortgaged Property;

            (viii)         the Monthly Payment in effect as of the Cut-off
                           Date;

              (ix)         the principal balance as of the Cut-off Date;

               (x)         the Gross Margin;

              (xi)         the next Rate Adjustment Date;

             (xii)         the Periodic Rate Cap;

            (xiii)         the Rate Adjustment Date frequency;

             (xiv)         the Mortgage Rate as of the Cut-off Date;

              (xv)         the occupancy status;

             (xvi)         the purpose of the Mortgage Loan;

            (xvii)         the Collateral Value of the Mortgaged Property;

           (xviii)         the original term to maturity;

             (xix) whether or not the Mortgage Loan provides for a Principal Prepayment penalty;

              (xx)         the first Rate Adjustment Date;

             (xxi)         the Minimum Rate and Maximum Rate;

            (xxii)         the paid-through date of the Mortgage Loan;

           (xxiii)         the credit grade of the Mortgagor;

            (xxiv)         the number of units in the Mortgaged Property;

             (xxv)         whether or not the Mortgage Loan is a GPARM Loan;
                           and

         [  (xxvi)         with respect to each GPARM Loan, the first Payment
                           Adjustment Date.]

                  The Mortgage Loan Schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required.

                  "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the Mortgage Note.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan.

                  "Mortgagor":  The obligor or obligors on a Mortgage
Note.

                  "Net Mortgage Rate": As to each Mortgage Loan, a per annum rate of interest equal to the Mortgage Rate as in effect from time to time minus the Servicing Fee Rate.

                  "Net Mortgage Rate Cap": The net per annum rate equal to the weighted average of the Net Mortgage Rates on the then outstanding Mortgage Loans.

                  "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance, would not be ultimately recover-able from related Late Collections, Insurance Proceeds, Liquida-tion Proceeds, REO Proceeds or amounts reimbursable to the Master
Servicer pursuant to Section 4.01(b). The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Depositor and the Trustee.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": As of any date of Determination the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date, except that the initial Notional Amount shall be rounded down to the nearest multiple of $1.00.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant
Secretaries of the Master Servicer or of the Sub-Servicer and delivered to the Depositor and Trustee.

                  "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible
Account, (b) qualification of the Trust Fund as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Depositor and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or in an affiliate of either and (iii) is not connected with the Depositor or the Master Servicer as an officer, employee, director or person performing similar functions.

                  "Original Senior Percentage": _____%, which is the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balances of the Class A-1 and Class A-2 Certificates as of the Closing Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the Closing Date.

                  "OTS":  Office of Thrift Supervision or any successor.

                  "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in full, Cash Liquidation or REO Disposition and which was not purchased prior to such Due
Date pursuant to Sections 2.02, 2.03 or 2.04.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  ["Payment Adjustment Date": With respect to each GPARM Loan, the date set forth in the related Mortgage Note on which the Monthly Payment may change and each semi-annual anniversary of such date. The first Payment Adjustment Date as to each GPARM
Loan is set forth in the Mortgage Loan Schedule.]

                  "Percentage Interest": With respect to any Certificate (other than a Class R Certificate), the undivided beneficial ownership interest in the related Class evidenced by such Certificate, which as to each such Certificate shall be equal to the initial Certificate Principal Balance (or Notional Amount, as applicable) thereof divided by the aggregate initial Certificate
Principal Balance (or Notional Amount, as applicable) of all of the Certificates of the same Class, expressed as a percentage carried to four decimal places. With respect to a Residual
Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage carried to four decimal places, as stated on the face of such Certificate.

                  "Periodic Rate Cap": The provision in each Mortgage Note [(related to the Mortgage Loans other than the GPARM Loans)] that limits permissible increases and decreases in the Mortgage
Rate on any Rate Adjustment Date to not more than ___% or ___% above or below the Mortgage Rate in effect immediately prior to such Rate Adjustment Date.

                  "Permitted Instruments": Any one or more of the following:

                (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United
         States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided, that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term rating categories;

              (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided, that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by each Rating Agency in its highest short-term rating;

               (iv) mutual funds organized under the Investment Company Act of 1940 rated not less than [P-1 by Moody's];

                (v) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating; and

               (vi) any other obligation or security acceptable to the Rating Agency (as certified by a letter from each Rating
         Agency to the Trustee) in respect of asset backed certificates rated in one of its two highest rating categories;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

                  "Permitted Transferee": Any transferee of a Class R Certificate other than a Non-United States Person or Disqualified
Organization.

                  "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Prepayment Assumption": A constant prepayment rate ("CPR") of [20]% per annum, used solely for determining the rate of accrual of original issue discount, market discount and amortizable premium on the Certificates for federal income tax purposes. A CPR represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its then outstanding principal balance for the life of such mortgage loans.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Prepayment Period, an amount equal to the amount of interest that would have accrued at the applicable Net Mortgage Rate on the principal balance of such Mortgage Loan immediately prior to such prepayment, or in the case of a partial Principal Prepayment on the amount of such prepayment, during the period commencing on the date of prepayment, or in the case of a Principal Prepayment in full the date as of which the prepayment is applied, and ending on the last day of the month of prepay-ment.

                  "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution
Date occurs.

                  "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to the first or the second paragraph of Section 3.13.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Prospective Losses": As of any Determination Date, an amount equal to the sum of the following: (i) the product of (x) the aggregate Stated Principal Balance of the Mortgage Loans delinquent from 31 to 60 days, (y) 0.25 and (z) the Loss Severity
Percentage; (ii) the product of (x) the aggregate Stated
Principal Balance of the Mortgage Loans delinquent 61 to 90 days,
(y) 0.50 and (z) the Loss Severity Percentage; and (iii) the product of (x) the aggregate Stated Principal Balance of the Mortgage Loans delinquent 91 days or more plus the aggregate
Stated Principal Balance of any related REO Properties and (y) the Loss Severity Percentage. For purposes of calculating
Prospective Losses, Mortgage Loans in foreclosure will be categorized based on their respective number of days of delinquency.

                  "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section
2.02 or 2.04 or that the Master Servicer [or the Seller] is entitled to repurchase pursuant to Section 3.22, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof,
(ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid Servicing Fees from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase
Price is to be distributed, plus (iii) the aggregate of all Advances made in respect thereof that were not previously reimbursed.

                  "Rate Adjustment Date": With respect to each Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Rate may change and each [monthly (with respect to the GPARM Loans) or] semi-annual [(with respect to the Mortgage
Loans other than the GPARM Loans)] anniversary of such date. The first Rate Adjustment Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Rating Agency": [Moody's], [Duff & Phelps], [S&P], [Fitch] or each of their successors. If such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean ["Aa2"] or better in the case of [Moody's], ["AA"] or better in the case of [Duff &
Phelps], [S&P] and [Fitch] and references herein to the highest short-term debt rating of a Rating Agency shall mean ["Prime -
1"] in the case of Moody's], ["D - 1"] or better in the case of Duff & Phelps], ["A-1"] in the case of [S&P] and ["F-1+"] in the case of [Fitch] and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

                  "Realized Loss": With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO
Imputed Interest, if any) at the Net Mortgage Rate from the Due
Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation or REO Disposition occurred on the Stated
Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus
(iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage
Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service
Reduction, the amount of such Debt Service Reduction.

                  "Record Date": The last Business Day of the month immediately preceding the month of the related Distribution Date.

                  "Reference Banks":  ________________________, [Barclay's
Bank PLC], [The Bank of Tokyo] and [National Westminster Bank
PLC], and their respective successors in interest; provided, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee
(i) which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (ii) which have an established place of business in London, (iii) which are not controlling, under the control of or under common control with the Company or any Affiliate thereof, (iv) whose quotations appear on the Reuters Screen LIBOR Page on the relevant Interest
Determination Date and (v) which have been designated as such by the Trustee.

                  "Regular Certificate": Any of the Certificates other than the Class R Certificates.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

                  "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

                  "REO Disposition": The final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation
Proceeds, REO Proceeds and other payments and recoveries
(including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

                  "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage
Rate that would have been applicable to the related Mortgage Loan had it been outstanding [net, with respect to a GPARM Loan, of amounts that would have been Deferred Interest, if any]) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal [and, with respect to a GPARM Loan, as such balance is increased by the addition of Deferred Interest]).

                  "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related
Mortgaged Property and of any REO Disposition) which proceeds are required to be deposited into the Custodial Account as and when received.

                  "REO Property": A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclo-sure in connection with a defaulted Mortgage Loan.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

                  "Reserve Interest Rate:  With respect to any
Distribution Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%) of the one-month United States dollar lending rates which New York City banks selected by the Trustee are quoting on the related Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

                  "Residual Certificate":  Any of the Class R
Certificates.

                  "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer, any Assistant
Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Rule 144A":  Rule 144A promulgated under the
Securities Act of 1933, as amended, as in effect from time to time.

                  ["S&P": Standard & Poor's Rating Services, a division of the McGraw-Hill Inc., or its successor in interest.]

                  "Scheduled Principal and Net Recoveries": With respect to any Distribution Date, an amount equal to the aggregate of the following:

                  (1) the principal portion of each Monthly Payment on the Outstanding Mortgage Loans due on the related Due Date, whether or not received on or prior to the related
         Determination Date, less the principal portion of related
         Debt Service Reductions which constitute Excess Bankruptcy
         Losses;

                  (2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period; and

                  (3) the principal portion of all Insurance Proceeds, Liquidation Proceeds and REO Proceeds received during the related Prepayment Period minus the aggregate amount of expenses incurred by the Master Servicer in connection with the liquidation of the related Mortgage Loans to the extent such expenses are not otherwise recoverable from such Insurance Proceeds, Liquidation Proceeds or REO Proceeds;
         but only to the extent that any such amounts either (A) were not received in connection with a Cash Liquidation or REO Disposition, or (B) were received in connection with a Cash Liquidation or REO Disposition which resulted in an Excess
         Special Hazard Loss, Excess Bankruptcy Loss, Excess Fraud
         Loss or Extraordinary Loss.

                  "Seller": Quality Mortgage USA, Inc., and its successors and assigns.

                  "Senior Certificate": Any of the Class S, Class A-1, or Class A-2 Certificates.

                  "Senior Percentage": With respect to any Distribution Date, and with respect to the Class A-1 and Class A-2
Certificates together, the sum of the then applicable Class A-1
Percentage and Class A-2 Percentage.

                  "Senior Prepayment Percentage": With respect to any Distribution Date, the percentage indicated below for the time period indicated during which such Distribution Date occurs:


            Distribution Date               Senior Prepayment Percentage
            ________ ____ through           100%
            ________ ____

            ________ ____ through           Senior Percentage, plus [70]%
            ________ ____                   of the difference between 100%

                                            and the Senior Percentage

            ________ ____ through           Senior Percentage, plus [60]%
            ________ ____                   of the difference between 100%

                                            and the Senior Percentage

            ________ ____ through           Senior Percentage, plus [40]%
            ________ ____                   of the difference between 100%

                                             and the Senior Percentage

            ________ ____ through            Senior Percentage, plus [20]%
            ________ ____                    of the difference between 100%

                                             and the Senior Percentage

            ________ ____ and                Senior Percentage
            thereafter

provided, however, that any scheduled reduction to the Senior Prepayment Percentage described above shall not occur as of any Distribution Date unless either (a)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed [2]% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the first ten years after the Closing Date, or occurring during the eleventh, twelfth, thirteenth, fourteenth and fifteenth year (or any year thereafter) after the Closing Date, are less than [30]%, [35]%, [40]%, [45]% and [50]%, respectively, of the aggregate Initial Certificate Principal Balance of the Subordinate Certificates or (b)(1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed [4]% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than [10]% of the aggregate Initial Certificate Principal Balance of the Subordinate Certificates. For purposes of the foregoing, the percentage of the Mortgage Loans that are delinquent as of any Distribution Date shall be deemed to be such percentages as are to be specified in the report pursuant to Section 4.02 with respect to such Distribution Date. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Class A-1 Certificates and the Class A-2 Certificates to zero, the Senior Prepayment Percentage shall thereafter be 0%. In addition, with respect to any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Prepayment Percentage for such Distribution shall be 100%.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO
Property and (iv) compliance with the obligations under the second paragraph of Section 3.01 and Section 3.09.

                  "Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alterna-tively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest).

                  "Servicing Fee Rate": With respect to each Mortgage Loan, the rate per annum at which the Master Servicer is compensated for its servicing pursuant to this Agreement, which rate is ____% per annum.

                  "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name appears on a list of servicing officers furnished to the Trustee by the Master Ser-vicer, as such list may from time to time be amended.

                  "Single Certificate": A Certificate of any Class evidencing the minimum denomination for Certificates of such Class as set forth in Section 5.01.

                  "Special Hazard Amount": As of any Distribution Date, an amount equal to $___________ in respect of the Mortgage Loans minus the sum of (i) the aggregate amount of Special Hazard
Losses allocated solely to the Class A-2, Class B-1, Class B-2 and Class B-3 Certificates in accordance with Section 4.04 and
(ii) the Adjustment Amount (as defined below) as most recently calculated. For each Anniversary, the Adjustment Amount with respect to the Certificates shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such Anniversary) exceeds the greater of (A) the product of the Special Hazard
Percentage for such Anniversary multiplied by the outstanding principal balance of all of the Mortgage Loans on such Anniversary and (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on such Anniversary.

                  "Special Hazard Loss": Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained in respect to such Mortgaged Property pursuant to Section 3.13 to the extent of the amount of such loss covered thereby, or (ii) any Extraordinary Loss.

                  "Special Hazard Percentage": As of each Anniversary, the greater of (i) [1]% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance on such Anniversary of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans on such Anniversary.

                  "Startup Day":  The day designated as such pursuant to
Article X hereof.

                  "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, [plus (ii) with respect to a GPARM Loan, any Deferred Interest added to the principal balance of such Mortgage Loan pursuant to the terms of the related Mortgage Note,] minus (iii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were distributed or with respect to which an Advance was distributed, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

                  "Subordinate Certificate": Any of the Class B-1, Class B-2 or Class B-3 Certificates.

                  "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section
3.02.

                  "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section
3.08 and is otherwise acceptable to the Master Servicer.

                  "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer and any successor
Sub-Servicer relating to servicing and administration of certain
Mortgage Loans as provided in Section 3.02.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Termination Event":  The event described in Section
7.02.

                  "Total Expected Losses": On any Determination Date, the sum of (a)(i) the aggregate amount of Realized Losses on the Mortgage Loans previously allocated solely to any of the Class A-
2, Class B-1, Class B-2 and Class B-3 Certificates and (b) the
Prospective Losses as of such Determination Date.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off
Date, if any) as from time to time are subject to this Agreement and all payments under and proceeds of the Mortgage Loans
(exclusive of any prepayment fees and late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to Section 2.01;
(ii) such funds or assets as from time to time are deposited in the Custodial Account, the Excess Proceeds Account or the
Certificate Account; (iii) any REO Property; and (iv) the Primary Hazard Insurance Policies, if any, and all other Insurance
Policies with respect to the Mortgage Loans.

                  "Trustee":  ________________________, or its successor
in interest, or any successor trustee appointed as herein provided.

                  "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trde or busines within the United States. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

                  "Variable Strip Certificate":  The Class S
Certificates.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate.
At all times during the term of this Agreement, _____% of all of the Voting Rights shall be allocated among Holders of Class A-1, Class A-2, Class B-1, Class B-2, and Class B-3 Certificates in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class S and Class R Certificates, respectively, shall collectively be entitled to ____% and ____% of all of the Voting Rights, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                             ARTICLE II

                    CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01.  Conveyance of Mortgage Loans.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the Mortgage
Loan Schedule (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

                  In connection with such transfer and assignment, the Depositor shall deliver to, and deposit with the Trustee, the following documents or instruments:

                (i) the original Mortgage Note, endorsed without recourse to the order of "_______________________, as trustee" with all intervening endorsements showing a complete chain of endorsements from the originator to the Person endorsing it to the Trustee;

               (ii) the original recorded Mortgage or, if the original Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Depositor to be a true and complete copy of the original
         Mortgage submitted to the title insurance company for recording;

              (iii) a duly executed original Assignment of the Mortgage in recordable form to "_______________________, as trustee for the holders of Quality Mortgage Acceptance Corp. Mortgage Loan Asset-Backed Certificates" or to
         "_______________________, as trustee";

               (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Depositor to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

                (v) the original lender's title insurance policy, or, if such policy has not been issued and if the Mortgage Loan was funded through a title insurance company pursuant to escrow or closing instructions precluding the title insurance company or other comparable escrow or closing agent from funding until it is prepared to issue the required title insurance coverage, a copy of such escrow or closing instructions;

               (vi) the original of any assumption, modification, extension or guaranty agreement;

              (vii) the original or a copy of the preliminary title report (or equivalent thereof) on the Mortgage Property; and

             (viii) if any of the documents or instruments referred to above was executed on behalf of the Mortgagor by another Person, the original power of attorney or other instrument that authorized and empowered such Person to sign, or a copy thereof certified by the Depositor (or by an officer of the applicable title insurance or escrow company) to be a true and correct copy of the original.

                  Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

                  As promptly as practicable after the Closing Date, the Depositor shall cause to be delivered to the appropriate public office for recordation in the real property records the Assignment referred to in clause (iii) and to the extent necessary in clause (iv) of this Section 2.01. While such Assignment to be recorded is being recorded, the Trustee shall retain a photocopy of such Assignment. If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Depositor is required to prepare a substitute Assignment or cure such defect, as the case may be, and the Trustee shall cause such Assignment to be recorded in accordance with this paragraph.

                  The Depositor commits to exercise its best reasonable efforts to deliver or cause to be delivered to the Trustee within 120 days of the Closing Date, the original or a photocopy of the title insurance policy with respect to each of the related
Mortgage Loans assigned to the Trustee pursuant to this Section
2.01.

                  All original documents relating to the Mortgage Loans which are not delivered to the Trustee, to the extent delivered by the Depositor to the Master Servicer, are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

                  Except as may otherwise expressly be provided herein, neither the Depositor, the Master Servicer nor the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust
Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other
Person.

                  It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section
2.01 be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the California Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section
2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the California Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9305, 8313 or 8321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

                  SECTION 2.02.   Acceptance of the Trust Fund by the
                                  Trustee.

                  The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below) of the documents referred to in Section 2.01 above and all other assets included in the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee agrees, for the benefit of the Certificate-holders, to review each Mortgage File on or before the Closing
Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver to the Depositor and the Master Servicer on the Closing
Date an Initial Certification in the form attached hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and
(iii) based on its examination and only as to the foregoing documents, the information set forth in items (i) - (vi) and (x)
- - (xiii) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File.
Neither the Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) of Section 2.01. Neither the Trustee nor the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  Within 90 days of the Closing Date the Trustee shall deliver to the Depositor and the Master Servicer a Final
Certification in the form attached hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Seller, the Master Servicer and the Depositor and shall request the Seller to cure any such defect within 60 days from the date on which the Seller was notified of such defect. If the Seller does not cure such defect in all material respects during such period, the Trustee shall require the Seller to repurchase such Mortgage Loan from the Trust Fund on behalf of the Certificateholders at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided, however, that if such defect would have prevented the Mortgage Loan from being a qualified mortgage within the meaning of Section 860G(a)(3) of the Code on the start-up date, then the Depositor shall repurchase such Mortgage
Loan not later than the date which is 90 days after the date on which the Trustee discovered such defect. The obligation of the Seller to cure a material defect in, or to repurchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased
Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage
File.

                  SECTION 2.03.   Representations, Warranties and
                                  Covenants of the Master Servicer and the Depositor.

                  (a) The Master Servicer hereby represents and warrants to and covenants with the Depositor and the Trustee for the benefit of Certificateholders that:

                        (i) The Master Servicer is, and throughout the term hereof shall remain, a corporation duly organized, validly existing and in good standing under the laws of the State of __________ (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master
         Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for FNMA and FHLMC;

                       (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                      (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                       (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                       (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master
         Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                      (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                      (vii) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Insurance Policy;

                     (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master
         Servicer, other than such as have been obtained; and

                       (ix) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master
         Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Depositor, the Trustee and the Certificateholders. Upon discovery by the Depositor, the Trustee or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Depositor or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

                  (b) The Depositor hereby represents and warrants to the Master Servicer and the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                         (i) Assuming that representation (v) of the Seller set forth in Exhibit I hereto is true and correct, then, immediately prior to the assignment of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

                        (ii) The representations and warranties of the Seller with respect to the Mortgage Loans and the remedies therefor that are contained in Exhibit I attached hereto, are true and correct.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee.

                  Upon discovery by either the Depositor, the Master Servicer or the Trustee of a breach of any representation or warranty set forth in this Section 2.03 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

                  SECTION 2.04.  Representations and Warranties of the
                                 Seller.

                  The Depositor hereby assigns to the Trustee for the benefit of the Certificateholders its interest in respect of representations and warranties made by the Seller in each Mortgage Loan Purchase Agreement or the exhibits thereto.
Insofar as any Mortgage Loan Purchase Agreement relates to any such representations and warranties and any remedies provided thereunder for breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Depositor, the Master Servicer or the Trustee of a breach of any of the representations and warranties made in respect of any Mortgage Loan which are set forth in Exhibit I attached hereto which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Depositor of such breach and request that Depositor shall, within 90 days from the date that the Master Servicer or the Trustee was notified of such breach, either (i) cure such breach in all material respects or
(ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.
Except as expressly set forth herein neither the Trustee nor the Master Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Depositor to cure such breach or purchase such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

                  SECTION 2.05. Issuance of Certificates Evidencing Interests in the Trust Fund.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged.
Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor, executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to, or upon the order of, the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.


                           ARTICLE III
                   ADMINISTRATION AND SERVICING
                         OF THE TRUST FUND

                  SECTION 3.01.  Master Servicer to Act as Master
                                 Servicer.

                  The Master Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and the custom-ary and usual standards of practice of prudent mortgage lenders in the respective states in which the Mortgaged Properties are located, and shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment, to (i) execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage
Loans and the Mortgaged Properties, (ii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and (iii) hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section
3.16, the Trustee shall execute based on the written request of the Master Servicer and furnish to the Master Servicer and any Sub-Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Master Servicer and any Sub-Servicer to carry out their servicing and administrative duties hereunder. The Trustee shall not be liable for any action taken by the Master Servicer or any Sub-Servicer pursuant to the application of such special or limited powers of attorney.

                  In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. No costs incurred by the Master Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  It is expressly understood and agreed that in light of the underwriting criteria applicable to the Mortgage Loans, special servicing procedures are desirable in order to minimize the delinquency and loss experience of the Mortgage Loans. The
Master Servicer hereby covenants that it will use reasonable efforts to prevent and to resolve delinquencies promptly and appropriately in light of the underwriting criteria applicable to the Mortgage Loans and that it will modify its procedures from time to time in accordance with the reasonable written request of the Depositor. Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would (i) both effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code
(or final, temporary or proposed Treasury regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup
Day under the REMIC Provisions.

                  The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  SECTION 3.02. Sub-Servicing Agreements Between Master Servicer and Sub-Servicers.

                  (a) The Master Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder.
Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged
Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a FHLMC or FNMA approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-
Servicer requirements conforming to the provisions set forth in
Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, which consent shall not be unreasonably withheld, the Master Servicer and the Sub-Servicers may enter into Sub-
Servicing Agreements and make amendments to the Sub-Servicing
Agreements or enter into different forms of Sub-Servicing
Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights.

                  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certifi-cateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delin-quent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty, as described in Section 2.02. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-
Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related
Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

                  SECTION 3.03.  Successor Sub-Servicers.

                  The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accor-dance with the terms and conditions of such Sub-Servicing Agree-ment. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mort-gage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02. Each
Sub-Servicing Agreement, if any, shall include the provision that such agreement may be immediately terminated by any successor
Master Servicer without cause and without payment of any fee or penalty in the event that the Master Servicer shall, for any reason, no longer be the Master Servicer (including by reason of an Event of Default).

                  SECTION 3.04.  Liability of the Master Servicer.

                  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrange-ments between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master
Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administer-ing of the Mortgage Loans in accordance with the provisions of
Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master
Servicer alone were servicing and administering the Mortgage
Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or
                                  Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06.

                  SECTION 3.06. Assumption or Termination of Sub-Servicing Agreements by Trustee.

                  In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any Sub-Servicing Agreement in accordance with its terms. Subject to Section 3.03, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing
Agreement to the same extent as if the Sub-Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Sub-Servicing Agreements, and the Master
Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as master servicer.

                  The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage
Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  SECTION 3.07.  Collection of Certain Mortgage Loan
                                 Payments.

                  The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and pro-visions of any related Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.
The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. Notwithstanding the foregoing, the Master Servicer may not waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan without the express written consent of the Seller. The Master Servicer shall send to the Seller on a daily basis copies of (a) the Master Servicer's loan activity reports detailing all payment and payoff activity on the Mortgage Loans and (b) a report separately detailing each payoff of any of the Mortgage Loans. In addition, the Seller shall have the right to audit the Master Servicer regarding the assessment and the collection of late payment and prepayment charges upon reasonable notice. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

                  SECTION 3.08.  Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance
Date the Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related Sub-Servicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within one Business Day of receipt, the proceeds of any Principal Prepayment made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

                  SECTION 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

                  The Master Servicer and the Sub-Servicers shall estab-lish and maintain one or more accounts (the "Servicing
Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance
Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing
Agreement) out of related collections for any payments made pur-suant to Sections 3.01 (with respect to taxes and assessments), and 3.13 (with respect to Primary Hazard Insurance Policies);
(iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-
Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

                  SECTION 3.10.  Custodial Account.

                  (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited on a daily basis, or as and when received from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (ii) all payments on account of interest on the Mort-gage Loans, exclusive of any portion thereof representing interest in excess of the related Net Mortgage Rate;

              (iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Master Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

               (iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04, 3.22 or 9.01;

                (v) any amounts required to be deposited pursuant to Sections 3.12 or 3.13; and

               (vi) all amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.01(b).

                  The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwith-standing. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for asset backed certificates of other series, and the other accounts of the Master Servicer.

                  (b) Funds in the Custodial Account may be invested in Permitted Instruments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee and the Depositor of the location of the Custodial
Account after any change thereof.

                  (c) Payments in the nature of prepayment fees and late payment charges received on the Mortgage Loans shall not be deposited in the Custodial Account, but rather shall be received and held by the Master Servicer solely for the benefit of and at the direction of the Seller. Upon receipt, such amounts shall be distributed by the Master Servicer to the Seller by wire transfer of immediately available funds on a daily basis. Such amounts shall not be applied or made available by the Master Servicer for any other purpose.

                  SECTION 3.11.   Permitted Withdrawals From the Custodial
                                  Account.

                  The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

                         (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section
         4.01;

                        (ii) to pay to itself, the Depositor or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased or repurchased pursuant to Sections 2.02, 2.04 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase or repurchase;

                       (iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the Servicing Fees) of
         Monthly Payments on any Mortgage Loan or REO Property with respect to which such Advances were made and as further provided in Section 3.15;

                        (iv) to reimburse itself, the Trustee or the Depositor for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Depositor pursuant to Sections 3.22, 6.03 or 10.01(c), except as otherwise provided in such Sections;

                         (v) to reimburse itself or any Sub-Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to
         Section 3.13 that are in excess of the amounts so recovered;

                        (vi) to reimburse itself or any Sub-Servicer for unpaid Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to
         Section 3.01 or Section 3.09 and any other related Late
         Collections;

                       (vii) to pay itself as servicing compensation (in addition to the Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date, subject to Section 8.05;

                      (viii) to reimburse itself or any Sub-Servicer for any Advance previously made which the Master Servicer has determined to be a Nonrecoverable Advance, provided, that either (a) such Advance was made with respect to a delinquency that ultimately constituted an Excess Special
         Hazard Loss, Excess Fraud Loss, Excess Bankruptcy Loss or Extraordinary Loss or (b) the Certificate Principal Balances of the Class A-2, Class B-1, Class B-2, or Class B-3
         Certificates have been reduced to zero; and

                        (ix) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section
         9.01.

                  The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial
Account pursuant to such clauses (ii), (iii), (iv), (vi), (vii) and (viii).

                  In connection with clause (viii) above, the Trustee shall notify the Master Servicer if and when the Certificate
Principal Balances of the Class A-2, Class B-1, Class B-2 and
Class B-3 Certificates have been reduced to zero.

                  SECTION 3.12.  Permitted Instruments.

                  Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Certificate
Account Deposit Date next following the date of such investment
(except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted
Instrument shall mature not later than such Certificate Account
Deposit Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial
Account shall be for the benefit of the Master Servicer.  The
Master Servicer shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

                  SECTION 3.13.  Maintenance of Primary Hazard Insurance.


                  (a) The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance with extended coverage on the related Mortgaged Property in an amount equal to the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property. The Master
Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage
Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Pursuant to
Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage
Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the replacement value of the improvements, which are part of such Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related
Mortgaged Property under the national flood insurance program
(assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate
Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial
Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

                  SECTION 3.14. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

                  The Master Servicer will, to the extent it has knowl-edge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so. If the Master Servicer is unable to enforce such "due-on-sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage
Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment, the Maximum Rate, the Minimum Rate, the Gross Margin, the Periodic
Rate Cap and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master
Servicer shall not enter into any substitution or assumption if such substitution or assumption shall either (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the REMIC
Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be con-sidered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage
Loan by operation of law or any assumption that the Master
Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assump-tion" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.15.  Realization Upon Defaulted Mortgage
                                 Loans.

                  The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master
Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation
Proceeds from the related Mortgaged Property, as contemplated in
Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings;
provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section
3.11.

                  The proceeds of any Cash Liquidation or REO
Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to Section 3.11(vi) or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the last day of the month in which the Cash Liquidation or REO Disposition occurred, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Servicing Fees; and second, to interest at the Net Mortgage Rate. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to
Section 3.11(vi). The portions of the recovery so allocated to interest at the Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Advances in accordance with Section 3.11(iii) or 3.22, and second, for distribution in accordance with the provisions of Section 4.01(b), subject to Section 3.22 with respect to certain recoveries from an REO Disposition constituting Excess Proceeds.

                  SECTION 3.16.  Trustee to Cooperate; Release of
                                 Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit F-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the Mortgagor of the original cancelled Mortgage Note. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account, the Excess Proceeds Account or the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage
Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer, and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such
Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certification of a Servicing Officer in the form of the Request for Release attached hereto as Exhibit
F-1, stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial
Account have been or will be so deposited, or that such Mortgage
Loan has become an REO Property, a copy of such Request for Release shall be released by the Trustee to the Master Servicer.

                  Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon com-pletion of the foreclosure or trustee's sale.

                  SECTION 3.17.  Servicing Compensation.

                  As compensation for its activities hereunder, the Master Servicer shall be entitled to retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Servicing Fees with respect to each Mortgage
Loan (less any portion of such amounts retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections to the extent permitted in Section 3.11.

                  The Master Servicer also shall be entitled pursuant to
Section 3.11 to receive from the Custodial Account as additional servicing compensation interest or other income earned on depos-its therein, subject to Section 3.23, as well as any assumption fees and reconveyance fees. The Master Servicer shall be re-quired to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any blanket policy insuring against hazard losses pursuant to
Section 3.13, servicing compensation of the Sub-Servicers to the extent not retained by it and the fees and expenses of the Trustee), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Servicing
Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  SECTION 3.18.  Maintenance of Certain Servicing
                                 Policies.

                  During the term of its service as Master Servicer, the Master Servicer shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the require-ments from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by such corporation. The
Master Servicer shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such errors and omissions policy or policies or fidelity bond in a timely fashion in accordance with the terms of such policy or bond, and upon the filing of any claim on any policy or bond described in this Section 3.18, the Master Servicer shall promptly notify the Trustee of any such claims and the Trustee shall notify the Rating Agency of such claim.

                  SECTION 3.19.  Annual Statement as to Compliance.

                  The Master Servicer will deliver to the Trustee and the Depositor on or before April 30 of each year, beginning with April 30, 199_, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding fiscal year and of its performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

                  SECTION 3.20. Annual Independent Public Accountants' Servicing Statement.

                  On or before April 30 of each year, beginning with April 30, 199__, the Master Servicer at its expense shall furnish to the Depositor and the Trustee (i) an opinion by a firm of independent certified public accountants on the financial position of the Master Servicer at the end of its fiscal year and the results of operations and changes in financial position of the Master Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Master Servicer is then servicing any Mortgage Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Master Servicer's mortgage loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for FNMA and FHLMC, the United States
Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Audit Program for Mortgage
Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.
In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the audit program for mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

                  SECTION 3.21.  Access to Certain Documentation.

                  (a) The Master Servicer shall provide to the OTS, the FDIC and other federal banking regulatory agencies, and their respective examiners, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS, the FDIC and such other agencies. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section 3.21 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this section.

                  (b) The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations.
Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise to the extent related to the servicing of the Mortgage Loans.
The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided, that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master
Servicer under this Agreement or otherwise.

                  SECTION 3.22.  Title, Conservation and Disposition of
                                       REO Property.

                  This Section 3.22 shall apply only to REO Properties acquired for the account of the Trust Fund, and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trust Fund pursuant to any provision hereof. In the event that title to any such REO
Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of the Trust
Fund, shall either sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period, unless the Master
Servicer has delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition on the Trust Fund of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause the Trust Fund to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of the laws of the State of California at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO
Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

                  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup
Day allow a sale for other consideration).

                  The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred and funds withheld therefrom that are necessary for the proper operation, management and maintenance of the REO Property.

                  If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15.

                  The REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine.

                  The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with Section 4.01; provided, that any such net proceeds which are in excess of the applicable Stated
Principal Balance plus all unpaid REO Imputed Interest thereon through the last day of the month in which the REO Disposition occurred ("Excess Proceeds") shall be deposited into the Excess
Proceeds Account in accordance with the provisions of Section
3.25(a).

                  Notwithstanding the foregoing provisions of this
Section 3.22, with respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly request the Depositor to provide directions and instructions with respect to such Mortgage Loan and shall act in accordance with any such directions and instructions provided by the Depositor. Notwithstanding the preceding sentence of this Section 3.22, with respect to any Mortgage Loan described by such sentence, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless (i) the Depositor and the Trustee jointly direct the Master Servicer to take such action and (ii) either (A) the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Depositor an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards or (B) the Depositor has directed the Master Servicer not to obtain an environmental audit report. If the Depositor has not provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

                  The cost of the environmental audit report contemplated by this Section 3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in
Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

                  If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged
Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

                  The Master Servicer shall have the option to purchase from the Trust Fund any Mortgage Loan that is 90 days or more delinquent (90 days or more delinquent shall mean delinquent as to three or more Monthly Payments) and that the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (such determination to be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee prior to purchase) for an amount equal to the Purchase
Price. The Purchase Price for any Mortgage Loan purchased pursuant to this Section 3.22 shall be deposited in the Custodial
Account, and upon receipt of written certification from the Master Servicer of such deposit, the Trustee shall release or cause to be released to the Master Servicer the related Mortgage
File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master
Servicer shall furnish and as shall be necessary to vest in the Master Servicer title to any Mortgage Loan released pursuant to this Section 3.22.

                  The Seller will have the option to purchase any REO Property acquired or to be acquired from the Trust Fund for an amount equal to the Purchase Price together with all unreimbursed expenses or Advances in connection therewith, in each case as promptly as possible but in any event within 30 days following the later of the date on which (a) such Mortgage Loan becomes an REO Property and (b) the Master Servicer notifies the Seller that such Mortgage Loan has become an REO Property.

                  SECTION 3.23.  Additional Obligations of the Master
                                 Servicer.

                  On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the aggregate of the Prepayment Interest Shortfalls for such Distribution Date;
provided, that the Master Servicer's obligations under this subsection on any Distribution Date shall not be more than the total amount of its servicing compensation payable in such month.

                  SECTION 3.24.   Additional Obligations of the Depositor.

                  The Depositor agrees that on or prior to the tenth day after the Closing Date, the Depositor shall provide the Trustee with a written notification, substantially in the form of Exhibit
J attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates,
(a) if less than 10% of the aggregate Certificate Principal
Balance of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit
J hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, (c) the first single price at which at least 10% of the aggregate Certificate
Principal Balance of such class of Certificates was sold, or (d) if any Certificates of each Class of Certificates are retained by the Depositor or an affiliate corporation, (ii) the prepayment assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Depositor be determined by it.

                  SECTION 3.25  Excess Proceeds Account

                  (a) The Trustee shall establish and maintain one or more accounts (collectively, the "Excess Proceeds Account") in which the Master Servicer shall, on behalf of the Trust Fund, deposit or cause to be deposited on a daily basis, or as and when received from the Sub-Servicers, the Excess Proceeds, if any, with respect to each Mortgage Loan as to which an REO Disposition occurs. The Excess Proceeds Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates and asset-backed certificates of other series, from funds of investors, from funds or other assets of the Trustee, and from the other accounts of the Trustee.

                  (b) On or before 2:00 P.M. Los Angeles time on each Certificate Account Deposit Date, the Trustee shall withdraw or cause to be withdrawn from the Excess Proceeds Account, to the extent of the amount on deposit therein at such time, and deposit or cause to be deposited in the Certificate Account, by wire transfer of immediately available funds, an amount equal to the lesser of (i) the amount, if any, on deposit in the Excess
Proceeds Account as of the close of business on the related
Determination Date and (ii)(A) the sum of the aggregate amount of all Realized Losses allocated among the Certificates on any previous Distribution Date pursuant to Section 4.04 and the aggregate amount of all Realized Losses to be allocated among the Certificates on the related Distribution Date pursuant to Section
4.04 minus (B) the aggregate amount of all distributions allocated among the Certificateholders on any previous
Distribution Date in accordance with Section 4.01(b)(xx), (xxi), or (xxii) or in accordance with Section 4.01(f).

                  (c) If the amount on deposit in the Excess Proceeds Account as of the close of business on any Determination Date would exceed the product of 1.00% and the aggregate Certificate
Principal Balance of all of the Certificates outstanding immediately after the close of business on the related
Distribution Date, the Trustee shall, on or before 2:00 P.M. Los
Angeles time on the related Certificate Account Deposit Date, withdraw or cause to be withdrawn from the Excess Proceeds
Account, to the extent of the amount on deposit therein at such time, and deposit or cause to be deposited in the Certificate
Account, by wire transfer of immediately available funds, the excess of such amount over such product.

                  (d) The Excess Proceeds Account shall be an Eligible Account in accordance with the definition of "Excess Proceeds
Account" in Section 1.01. The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Excess Proceeds Account to invest the funds in the Excess Proceeds Account in one or more Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, each of which Permitted Instruments shall be held to maturity, unless payable on demand, and shall mature, unless payable on demand, not later than the Business Day immediately preceding the Certificate Account Deposit Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution with which the Excess Proceeds Account is maintained, then such Permitted Instrument shall mature not later than such Certificate
Account Deposit Date). All income and gain realized from any such investment as well as any interest earned on deposits in the Excess Proceeds Account shall be for the benefit of the Certificateholders and shall be held in the Excess Proceeds
Account (or in Permitted Instruments in which the funds in the Excess Proceeds Account are invested) until transferred from the Excess Proceeds Account to the Certificate Account in accordance with Section 3.25(b) or (c). The amount of any loss incurred in respect of any such investment shall be borne by the Certificateholders without any right of reimbursement.

                  (e) As part of each Determination Date Report delivered to the Trustee in accordance with Section 4.03(a), the Master Servicer shall provide information with respect to the amount, if any, of Excess Proceeds deposited in the Excess
Proceeds Account in respect of each Mortgage Loan as to which an REO Disposition occurred during the related Prepayment Period.

                  (f) The Trustee shall promptly provide notice to the Depositor and the Master Servicer of the initial location of the Excess Proceeds Account and shall promptly provide notice to the Depositor and the Master Servicer of the location of the Excess
Proceeds Account after any change in location of the Excess
Proceeds Account.

                             ARTICLE IV

                   PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.  Certificate Account; Distributions.

                  (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. Los Angeles time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding
Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.13, 3.22 or 3.23 and (iii) all other amounts constituting the Available
Distribution Amount for the immediately succeeding Distribution
Date.

                  (b) On each Distribution Date the Trustee shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.01(b)(iii), (vi), (ix) or (xii) and to each Certificateholder of record on the next preceding Record Date
(other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least five Business Days prior to the related Record Date and such Certificateholder is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which is not less than $___________ (or, with respect to the Class S
Certificates is the registered owner of an initial Notional
Amount of not less than $__________ of such Class), or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Distribution Amount:

                         (i)        to the Class S and Class A-1
         Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable thereon, Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date;

                        (ii) to the Class A-1 Certificateholders, the sum of the following amounts applied to reduce the Certificate Principal Balance thereof:

                           (A)      the Class A-1 Percentage for such
                  Distribution Date multiplied by the Scheduled Principal and Net Recoveries for such Distribution Date;

                           (B) an amount equal to (1) the Class A-1 Percentage for such Distribution Date divided by the related Senior Percentage for such Distribution Date multiplied by (2) the Senior Prepayment Percentage for such Distribution Date multiplied by the aggregate of all Principal Prepayments received in the related Prepayment Period;

                           (C) with respect to each Mortgage Loan for which a Cash Liquidation or an REO Disposition occurred during the related Prepayment Period and did not result in any Excess Special Hazard Losses, Excess Fraud
                  Losses, Excess Bankruptcy Losses or Extraordinary
                  Losses, an amount equal to the lesser of (i) the then applicable Class A-1 Percentage of the Stated Principal Balance of such Mortgage Loan and (ii)(a) the Class A-1 Percentage for such Distribution Date divided by the related Senior Percentage multiplied by (b) the Senior Prepayment Percentage for such Distribution Date multiplied by the related collections (including without limitation Insurance Proceeds, Liquidation
                  Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.15; and

                           (D) any amounts described in clauses (A), (B) and (C) above, as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that any such amounts are not attributable to Realized Losses that were allocated to the Class A-2 Certificates and the Subordinate Certificates;

                       (iii) if the Certificate Principal Balances of the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess
         Bankruptcy Losses or Extraordinary Losses;

                        (iv) to the Class A-2 Certificateholders, Accrued Certificate Interest on such Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
         Date;

                         (v) to the Class A-2 Certificateholders, the sun of the following amounts applied to reduce the Certificate Principal Balance thereof:

                           (A)      the Class A-2 Percentage for such
                  Distribution Date multiplied by the Scheduled Principal and Net Recoveries for such Distribution Date;

                           (B)  an amount equal to (1) the Class A-2
                  Percentage for such Distribution Date divided by the Senior Percentage for such Distribution Date multiplied by (2) the Senior Prepayment Percentage for such Distribution Date multiplied by the aggregate of all Principal Prepayments received in the related Prepayment Period;

                           (C) with respect to each Mortgage Loan for which a Cash Liquidation or an REO Disposition occurred during the related Prepayment Period and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (i) the then applicable Class A-2 Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the Senior Prepayment Percentage for such Distribution Date multiplied by the related collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal pursuant to
                  Section 3.15 and to the extent such percentage thereof is not otherwise payable to the Class A-1 Certificates pursuant to Section 4.01(b)(ii)(C); and

                           (D) any amounts described in clauses (A), (B) and (C) above, as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that any such amounts are not attributable to Realized Losses that were allocated to the Subordinate Certificates;

                        (vi) if the Certificate Principal Balances of the Class B-2 and Class B-3 Certificates have been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances previously made with respect to any Mortgage Loan or REO Property in respect of the Mortgage Loans which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud
         Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                       (vii) to the Class B-1 Certificateholders, Accrued Certificate Interest on the Class B-1 Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
         Date;

                      (viii) to the Class B-1 Certificateholders, the sum of the following amounts applied to reduce the Certificate Principal Balance thereof:

                           (A)      the Class B-1 Percentage for such
                  Distribution Date multiplied by the Scheduled Principal and Net Recoveries for such Distribution Date;

                           (B) an amount equal to the product of the Class B-1 Prepayment Percentage multiplied by the aggregate of all Principal Prepayments received during the related Prepayment Period;

                           (C) such Class's pro rata share, based on the Certificate Principal Balance of each related Class of Subordinate Certificates then outstanding, of all amounts received in connection with a Cash Liquidation or an REO Disposition (x) that occurred during the preceding calendar month and (y) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, to the extent applied as recoveries of principal pursuant to Section 3.15 and to the extent not otherwise payable to the Class A-1 Certificates pursuant to Section 4.01(b)(ii)(C) and the Class A-2 Certificates pursuant to Section 4.01(b)(v)(C); and

                           (D) any amounts described in clauses (A), (B) and (C) above, as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class
                  B-2 or Class B-3 Certificates;

                        (ix) if the Certificate Principal Balance of the Class B-3 Certificates has been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash
         Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess
         Bankruptcy Losses or Extraordinary Losses;

                         (x) to the Class B-2 Certificateholders, Accrued Certificate Interest on the Class B-2 Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
         Date;

                        (xi) to the Class B-2 Certificateholders, the sum of the following, applied to reduce the Certificate
         Principal Balances thereof:

                           (A)      the Class B-2 Percentage for such
                  Distribution Date multiplied by the Scheduled Principal and Net Recoveries for such Distribution Date;

                           (B) an amount equal to the product of the Class B-2 Prepayment Percentage multiplied by the aggregate of all Principal Prepayments received during the related Prepayment Period;

                           (C) such Class's pro rata share, based on the Certificate Principal Balance of each Class of
                  Subordinate Certificates then outstanding, of all amounts received in connection with a Cash Liquidation or an REO Disposition (x) that occurred during the related Prepayment Period and (y) that did not result in any Excess Special Hazard Losses, Excess Fraud
                  Losses, Excess Bankruptcy Losses or Extraordinary
                  Losses, to the extent applied as recoveries of principal pursuant to Section 3.15 and to the extent not otherwise payable to the Class A-1 Certificates pursuant to Section 4.01(b)(ii)(C) and the Class A-2 Certificates pursuant to Section 4.01(b)(v)(C); and

                           (D) any amounts described in clauses (A), (B) and (C) above, as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class
                  B-3 Certificates;

                       (xii) to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess
         Special Hazard Losses, Excess Fraud Losses, Excess
         Bankruptcy Losses or Extraordinary Losses;

                       (xiv) to the Class B-1 Certificateholders, the portion, if any of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balance of the Class B-1 Certificates, but in no event more than the outstanding
         Certificate Principal Balance of the Class B-1 Certificates;

                        (xv) to the Class B-2 Certificateholders, the portion, if any of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balance of the Class B-2 Certificates, but in no event more than the outstanding
         Certificate Principal Balance of the Class B-2 Certificates;

                       (xvi) on and after the related Accretion Termination Date, to the Class B-3 Certificateholders,
         Accrued Certificate Interest on the Class B-3 Certificates for such Distribution Date, plus any Accrued Certificate
         Interest thereon remaining unpaid from any previous
         Distribution Date;

                      (xvii) on and after the related Accretion Termination Date, to the Class B-3 Certificateholders, the portion, if any of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balance of the Class B-3 Certificates;

                     (xviii)        to the Class A-1 Certificateholders, the
         portion, if any, of the Available Distribution Amount remaining, but in no event more than the principal portion of Realized Losses previously allocated thereto and not previously reimbursed pursuant to this clause;

                       (xix) to the Class A-2 Certificateholders, the portion, if any, of the Available Distribution Amount remaining, but in no event more than the principal portion of Realized Losses previously allocated thereto and not previously reimbursed pursuant to this clause;

                        (xx) to the Class B-1 Certificateholders, the portion, if any, of the Available Distribution Amount remaining, but in no event more than the principal portion of Realized Losses previously allocated thereto and not previously reimbursed pursuant to this clause;

                       (xxi) to the Class B-2 Certificateholders, the portion, if any, of the Available Distribution Amount remaining, but in no event more than the principal portion of Realized Losses previously allocated thereto and not previously reimbursed pursuant to this clause;

                      (xxii) to the Class B-3 Certificateholders, the portion, if any, of the Available Distribution Amount remaining, but in no event more than the principal portion of Realized Losses previously allocated thereto and not previously reimbursed pursuant to this clause; and

                     (xxiii)        to the Class R Certificateholders, the
         balance, if any, of the Available Distribution Amount;

                  (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate
Account in Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment
(except that (i) any investment in obligations of the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall agree to advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master
Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate
Account by the Master Servicer out of its own funds immediately as realized without right of reimbursement.

                  (d) On each Distribution Date prior to the related Accretion Termination Date, Accrued Certificate Interest on the
Class B-3 Certificates for such Distribution Date that would otherwise be distributed on such Certificates on such Distribution Date shall instead be added to the Certificate
Principal Balance thereof, to the extent provided by operation of the definition of Certificate Principal Balance. On and after the Accretion Termination Date, the entire Accrued Certificate
Interest on the Class B-3 Certificates for such Distribution Date shall be payable to the Class B-3 Certificateholders, as applicable, to the extent that any portion of such Accrued
Certificate Interest is not required to retire the Class B-1
Certificates and Class B-2 Certificates.  Any portion of the
Accrued Certificate Interest on the Class B-3 Certificates not payable to the Class B-3 Certificates on the Accretion
Termination Date in accordance with the foregoing shall be added to the Certificate Principal Balance thereof on such date.

                  (e) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next
Distribution Date, the Trustee shall, no later than five days after the Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

                  (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                  (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e).

                  (f) On each Distribution Date, the Trustee shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), in the manner set forth in
Section 4.01(b), such Certificateholder's share (based on the aggregate of the Percentage Interests represented by the Certificates of the applicable Class held by such Certificateholder) of the amount transferred from the Excess
Proceeds Account to the Certificate Account on the related
Certificate Account Deposit Date in accordance with Section
3.25(b), in the following order of priority: first, to the Holders of the Class S Certificates and the Class A-1
Certificates on a pro rata basis, to the extent of and in proportion to the interest portion of the aggregate amount of all Realized Losses allocated to the Certificates of such Classes on such Distribution Date or any previous Distribution Date in accordance with Section 4.04 and not subsequently recovered through any distribution in accordance with this Section 4.01(f), and then second, to the Holders of the Class A-1 Certificates, third, to the Holders of the Class A-2 Certificates, fourth, to the Holders of the Class B-1 Certificates, fifth, to the Holders of the Class B-2 Certificates, and sixth, to the Holders of the Class B-3 Certificates, in each case to the extent of the aggregate amount of all Realized Losses allocated to the Certificates of such Class on such Distribution Date or any previous Distribution Date in accordance with Section 4.04 and not subsequently recovered through any distribution in accordance with Section 4.01(b)(xviii), (xix), (xx), (xxi) or (xxii) or in accordance with this Section 4.01(f), and then seventh, to the Holders of the Class R Certificates. The distribution of any amount in accordance with this Section 4.01(f) shall not have the effect of reducing the Certificate Principal Balance of any Certificate to which such distribution is allocated.

                  SECTION 4.02.  Statements to Certificateholders.

                  On each Distribution Date the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate and to the Depositor and the Master Servicer a statement as to such distribution setting forth:

                    (i)  (a)   the amount of such distribution to the
         Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, (b) the aggregate amount included therein representing Principal Prepayments and (c) the Senior Prepayment Percentage with respect to the Class A-1 and Class A-2 Certificates, the Class B-1 Prepayment Percentage and the Class B-2 Prepayment Percentage applicable to such distribution;

                        (ii) the amount of such distribution to the Certificateholders of such Class allocable to interest;

                       (iii) the amount of related servicing compensation received by or on behalf of the Master Servicer and any Sub-Servicers with respect to such Distribution Date and such other customary information as the Master Servicer deems necessary or desirable and supplies to the Trustee, or which a Certificateholder reasonably requests, to enable
         Certificateholders to prepare their tax returns;

                        (iv) the aggregate amount of Advances included in such distribution on such Distribution Date;

                         (v) the number and aggregate Stated Principal Balance of the Mortgage Loans at the close of business on such Distribution Date [and the amount of Deferred Interest added on the related Distribution Date to the Stated
         Principal Balance];

                        (vi) the Certificate Principal Balance of a Single Certificate of such Class, the aggregate Certificate Princi-pal Balance of the Class A-1, Class A-2, Class B-1, Class B-
         2 and Class B-3 Certificates, respectively, and the Senior Percentage with respect to the Class A-1 and Class A-2
         Certificates, the Class A-1 Percentage and Class A-2
         Percentage, and the aggregate of the Class B-1, Class B-2 and Class B-3 Percentages, after giving effect to the amounts distributed on such Distribution Date separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                       (vii) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more;

                      (viii) the number and aggregate Stated Principal Balance of Mortgage Loans as to which foreclosure proceedings have been commenced in each case as of the related Determination Date and which are (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more;

                        (ix) the number and aggregate Stated Principal Balance of Mortgage Loans as to which bankruptcy proceedings have been commenced in each case as of the related
         Determination Date and which are (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more;

                         (x) with respect to any Mortgage Loan that became a REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date in such month and the date of acquisition thereof;

                        (xi) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

                       (xii) the related Certificate Rate in effect for the preceding calendar month with respect to each Class of Certificates;

                      (xiii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                       (xiv) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount remaining available immediately after such Distribution Date;

                        (xv) the aggregate Realized Losses incurred since the Cut-off Date; and

                       (xvi) the amount of any Excess Proceeds distributed to each class of Certificates.

                  In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Certificate (other than a Class R Certificate) a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

                  On each Distribution Date the Trustee shall prepare and forward, to each Holder of a Class R Certificate a copy of the reports forwarded to each of the Certificateholders (other than the Class R Certificateholders) on such Distribution Date and a statement setting forth the amounts actually distributed with respect to the Class R Certificates on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                  SECTION 4.03. Remittance Reports; Advances by the Master Servicer.

                  (a) On the second Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), in the form of an electromagnetic tape or disk. The Determination Date
Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Trustee for purposes of making the calculations referred to in the following paragraph, as set forth in written specifications or guidelines issued by the Trustee from time to time. Not later than 10:00 A.M. Los Angeles time on the Business Day preceding each Certificate Account Deposit Date, the Trustee shall furnish by telecopy to the Master Servicer a statement (the information in such statement to be made available to Certificateholders or the Depositor by the Master Servicer on request) setting forth (i) the Available Distribution Amount and
(ii) the amounts required to be withdrawn from the Custodial
Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

                  (b) Prior to the close of business on the Business Day preceding each Certificate Account Deposit Date, the Trustee shall notify the Master Servicer of the aggregate amount of Advances required to be made for the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, on the Outstanding
Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related
Determination Date; provided, that following the reduction of the Certificate Principal Balances of the Class A-2, Class B-1, Class
B-2 and Class B-3 Certificates to zero, no Advance shall be made if it would be a Nonrecoverable Advance. On or before 2:00 P.M.
Los Angeles time on each Certificate Account Deposit Date, the
Master Servicer shall either (i) deposit in the Certificate
Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of
(i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Certificate
Account on or before 11:00 A.M. Los Angeles time on any future
Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following
Distribution Date. The amount of any reimbursement pursuant to any clause under Section 4.01(b), in respect of outstanding
Advances on any Distribution Date shall be allocated to specific
Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

                  (c) In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit
Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Trustee pursuant to paragraph (b) above, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., Los Angeles time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 5:30 P.M., Los
Angeles time, on the Certificate Account Deposit Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding
Distribution Date; provided, however, that the Trustee's obligation to advance such amounts shall be as of the related
Distribution Date.

                  SECTION 4.04.  Allocation of Realized Losses.

                  Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction,
Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate by the Master
Servicer. Realized Losses shall be allocated among the various Classes of Certificates as determined by the Trustee in accordance with the following provisions. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses,
Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated first to the Class B-3 Certificates until the Certificate Principal Balance of such Class B-3 Certificates has been reduced to zero, then, to the Class B-2 Certificates until the Certificate Principal Balance of such Class B-2 Certificates has been reduced to zero, then, to the Class B-1 Certificates until the Certificate Principal Balance of such Class B-1
Certificates has been reduced to zero, then, to the Class A-2 Certificates until the Certificate Principal Balance thereof is reduced to zero, and then the principal portion thereof to the Class A-1 Certificates and the interest portion thereof to the Class S Certificates and the Class A-1 Certificates on a pro rata basis as described below. Any Excess Special Hazard Losses,
Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary
Losses will be allocated on a pro rata basis among: (i) the Class S Certificates, the Class A-1 Certificates, Class A-2 Certificates, the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, in each case to the extent outstanding, in respect of such Realized Losses; in each case with the interest portion thereof allocated among all other classes, and the principal portion thereof allocated among all such classes other than the Class S Certificates. As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, without priority among the various Classes so specified, to each such Class of Certificates on the basis of the then outstanding Certificate Principal
Balances thereof in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an interest portion of a Realized Loss.
Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Certificate (except as follows) shall be made by reducing the Certificate Principal
Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred at the close of business on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the most subordinate Class of Certificates outstanding, shall be made by operation of the definition of "Certificate Principal Balance," and by operation of the provisions of Section 4.01(b).
Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate
Interest" and by operation of the provisions of Section 4.01(b). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.01(b).
All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby. For purposes of the foregoing, the Trustee shall maintain records relating to the Bankruptcy Amount, Fraud Loss
Amount and Special Hazard Amount, as in effect from time to time.

                  [SECTION 4.05.  Allocation of Deferred Interest.

                  Prior to each Distribution Date, the Master Servicer shall determine the total amount of Deferred Interest to be added to the Stated Principal Balance. Deferred Interest shall be allocated as follows: first, to the Class R Certificates, second to the Class B Certificates, third, to the Class A-2 Certificates and fourth to the Class A-1 Certificates, in each case to the extent of the Accrued Certificate Interest thereon as calculated hereunder without regard to the allocation of Deferred Interest thereto. Deferred Interest allocated to a Class of Certificates on any Distribution Date will be added to the Certificate
Principal Balance thereof on such Distribution Date and will thereafter bear interest at the then applicable Certificate
Rate.]

                  SECTION 4.06. Information Reports to be Filed by the Master Servicer.

                  The Master Servicer or Sub-Servicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively, and promptly deliver upon such filing to the Trustee an Officer's Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  SECTION 4.07.  Compliance with Withholding
                                 Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding require-ments respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, and payments of interest or discount on amounts invested by the Trustee as agent for Certificateholders pursuant to an election made under Section
4.01 hereof, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to
Section 4.02 hereof, indicate such amount withheld.

                                 ARTICLE V

                             THE CERTIFICATES

                  SECTION 5.01.  The Certificates.

                  (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A, B-1, B-2, B-3 and B-4. The Certificates will be issuable in registered form only. Except as provided in Section 5.01(b) below, the Class A-1 Certificates will be issuable in denominations evidencing initial Certificate Principal Balances of not less than $[1.00] and integral multiples of $[1.00] in excess thereof, the Class A-2 Certificates will be issuable in denominations evidencing initial Certificate Principal Balances of not less than $[25,000] and integral multiples of $[1,000] in excess thereof, and the Class B-1, Class B-2 and Class B-3 Certificates will be issuable in denominations evidencing initial Certificate Principal Balances of not less than $[250,000] and integral multiples of $[1,000] in excess thereof, except that one Certificate of each of the Class A-1, Class A-2, Class B-1, Class B-2, and Class B-3 Certificates may be issued in an amount (whether greater or less than the applicable minimum denomination) such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Certificate Principal Balance of such Class. The Class
S Certificates will be issuable in denominations evidencing an initial Notional Amount of not less than $[1.00] and integral multiples of $[1.00] in excess thereof, except that one
Certificate of the Class S Certificates may be issuable in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the initial Notional Amount of such Class. The Class R Certificates will each be issuable in denominations of any Percentage Interest representing [5.00]% and multiples of [0.01]% in excess thereof; provided, however, that one Class R Certificate may be issued to the "tax matters person," pursuant to Article X, in a minimum denomination representing a Percentage Interest of not less than [0.01]%.

                  Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Cer-tificates bearing the manual or facsimile signatures of individ-uals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

                  (b) The Class S Certificates and the Class A-1 Certificates shall initially be issued as one or more
Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein.
The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class S Certificates and the Class A-1 Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership
Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate
Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.
Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.
The Trustee shall utilize the next available record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-
Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the Depositor's expense, issue the Definitive Certificates. The Definitive Certificates shall be issuable in denominations evidencing initial Certificate
Principal Balances or Notional Amounts, as applicable, of $[1,000] and integral multiples of $[1.00] in excess thereof, except that any such Definitive Certificate that was represented by a Book-Entry Certificate evidencing an initial Certificate
Principal Balance or Notional Amount of less than $[1,000] immediately prior to the issuance of such Definitive Certificate shall be issued in a denomination equal to the initial
Certificate Principal Balance or Notional Amount, as the case may be, evidenced by such Book-Entry Certificate. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this
Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may pre-scribe, the Trustee shall provide for the registration of Certif-icates and of transfers and exchanges of Certificates as herein provided.

                  (b) No transfer, sale, pledge or other disposition of a Class B-2, Class B-3 or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B-2, Class B-3 or Class R Certificate is to be made (i) the Depositor may direct the Trustee to require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 attached hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 attached hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer;
provided however that such representation letters will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation
(which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  (c) The Trustee shall require a written Opinion of Counsel from a prospective transferee prior to the transfer of any Class A-2, Class B-1, Class B-2, Class B-3 or Class R
Certificate to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to Section 406 of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition
(including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such
Opinion of Counsel must establish to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code.
Neither the Depositor, the Master Servicer nor the Trustee will be required to obtain such Opinion of Counsel on behalf of any prospective transferee. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 attached hereto substantially to the effect that all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan (as defined above); provided however that such certification will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. The permission of any transfer in violation of the restriction on transfer set forth in this paragraph shall not constitute a default or an Event of Default.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted
         Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted
         Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit G-3) from the proposed Transferee, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
         Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-4.

                  (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
         Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is "a pass-through interest holder," or is holding an Ownership Interest in a Class R Certificate on behalf of a "pass-through interest holder."

                  (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer
Affidavit and Agreement in the form attached hereto as Exhibit G-
3, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R
Certificates to Non-United States Persons and Disqualified
Organizations are prohibited.

                  (iii) (A) If any Disqualified Organization shall become a Holder of a Class R Certificate, then the last preceding
Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a Holder of a Class R Certificate, then the last preceding
Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations
Section 1.860E-1 or Section 1.860G-3, then the last preceding
Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R
Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                           (B)  If any purported Transferee shall become a
Holder of a Class R Certificate in violation of the restrictions in subsection (i) or (ii) of this Section 5.02(e) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause
(iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class
R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Class R
Certificate as a result of its exercise of such discretion.

                  (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC
Provisions, all information necessary to compute any tax imposed
(A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified
Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-
2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

                  (e) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate initial Certificate Principal Balance. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distri-butions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

                  (f) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate initial Certificate Principal Balance, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee or the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (g) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (h) All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

                  SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen
                                 Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and initial Certificate Principal Balance. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasi-ble evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.04.  Persons Deemed Owners.

                  The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

                               ARTICLE VI

                 THE DEPOSITOR AND THE MASTER SERVICER

                  SECTION 6.01. Liability of the Depositor and the Master Servicer.

                  The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obliga-tions specifically imposed upon and undertaken by the Depositor and the Master Servicer herein.

                  SECTION 6.02. Merger, Consolidation or Conversion of The Depositor or the Master Servicer.

                  The Depositor and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the Depositor may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Any Person into which the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer (including by a transfer of servicing portfolio or operations by the Master Servicer), shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person to the Master Servicer must meet the criteria set forth in
Section 7.03 for a successor Master Servicer and shall be qualified to sell mortgage loans to and service mortgage loans for FNMA or FHLMC.

                  SECTION 6.03.  Limitation on Liability of the
                                 Depositor, the Master Servicer and
                                 Others.

                  Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust
Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof;
and provided further that this provision shall not protect the Depositor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.
Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in
Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

                  SECTION 6.04.  Limitation on Resignation of the Master
                                 Servicer.

                  The Master Servicer shall not resign from the obliga-tions and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from the Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such deter-mination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                              ARTICLE VII

                                DEFAULT

                  SECTION 7.01.  Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events:

                (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than an Advance) required to be made under the terms of the Certificates or this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

              (iii) a decree or order of a court or agency or super-visory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) the Master Servicer shall consent to the appoint-ment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntari-ly commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its credi-tors, or voluntarily suspend payment of its obligations; or

               (vi) the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance.

If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that if the Trustee determines that the failure by the Master Servicer to make any required Advance was due to circumstances beyond its control, and the required Advance was otherwise made, the Trustee shall not terminate the Master Servicer. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, includ-ing, without limitation, the transfer to the Trustee or its appointed agent for administration by it of all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial Account, the Excess Proceeds Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  Notwithstanding any termination of the activities of ____________ ("_____") in its capacity as Master Servicer hereunder, ____ shall be entitled to receive, out of any Late Collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating ____'s rights and obligations as Master Servicer hereunder and received after such notice, that portion to which ____ would have been entitled pursuant to Sections 3.11(ii), (iii), (iv), (v) and (viii) and Sections 4.01(b)(iii), (vi) and (ix) as well as its Servicing Fee in respect thereof, and any other amounts payable to ____ hereunder the entitlement to which arose prior to the termination of its activities hereunder.

                  SECTION 7.02.  Termination Event.

                  The Trustee shall determine, beginning with the Determination Date in December [1996] and as determined by the Trustee annually thereafter based on information provided by the Master Servicer, whether the following tests are satisfied: (a) if such Determination Date is in or before December [2000], whether the related Total Expected Losses are greater than 50% of the Initial Loss Coverage or (b) if such Determination Date is after December [2000] and in or before December [2005], whether the related Total Expected Losses are greater than 75% of the Initial Loss Coverage. If either of the tests in the previous sentence is satisfied, a termination event (a "Termination Event") shall occur, and the Trustee shall give notice to the Certificateholders within 5 days of the occurrence of such Termination Event, and upon the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, received within 90 days of such notice, the Trustee shall, by notice to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliv-er, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans.

                   SECTION 7.03.  Trustee to Act; Appointment of
                                  Successor.

                  On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or Section 7.02, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Ser-vicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section
2.03 and its obligations to deposit amounts in respect of losses pursuant to Section 3.12 and 4.01(c)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compen-sation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations set forth in Section 4.03) or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any mortgage loan servicing institution (acceptable to the Rating Agencies) having a net worth of not less than $_____________ (or other amount acceptable to the Rating Agencies) as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Section 3.18.

                  SECTION 7.04.  Notification to Certificateholders.

                  (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders.

                  (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                  SECTION 7.05.  Waiver of Events of Default.

                  The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.05 shall affect the Holders of Certificates in the manner set forth in the third paragraph of
Section 11.01. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


                               ARTICLE VIII

                          CONCERNING THE TRUSTEE

                  SECTION 8.01.  Duties of Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circum-stances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be con-strued as a duty.

                  The Trustee, upon receipt of all resolutions, certi-ficates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

                  The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

                  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

                  The Trustee shall cooperate to the extent practicable, with the Depositor in the preparation of any information, for the Holder of any Certificate, which the Depositor in its sole discretion deems necessary and appropriate for purposes of satisfying applicable information reporting requirements under Rule 144A or otherwise.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct;
provided, however, that:

                         (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obliga-tions of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the require-ments of this Agreement;

                        (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the
                  Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                       (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                  SECTION 8.02.  Certain Matters Affecting the Trustee.

                           Except as otherwise provided in Section 8.01:

                         (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                         (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete author-ization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                         (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificate-holders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circum-stances in the conduct of his own affairs;

                         (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                         (e)   Prior to the occurrence of an Event of
                  Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, state-ment, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand; and

                         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the state-ments of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be account-able for the use or application by the Depositor or the Master
Servicer of any of the Certificates or of the proceeds of such Certificates or deposited in or withdrawn from the Custodial
Account, the Excess Proceeds Account or the Certificate Account or any other account by or on behalf of the Depositor or the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 3.10.

                  SECTION 8.04.  Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                  SECTION 8.05.  Master Servicer to Pay Trustee's Fees.

                  The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any pro-vision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee.
Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any claim, loss, liability or expense incurred in connection with any Event of Default, any breach of this Agreement, any claim or legal action, including any pending or threatened claim or legal action relating to the acceptance or administration of its trusts hereunder or the Certificates, other than any claim, loss, liability or expense incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.
The provisions of this Section 8.05 shall survive the termination of this Agreement.

                  SECTION 8.06.  Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corpora-tion or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $[50,000,000] and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

                  SECTION 8.07.  Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee who meets the eligibility requirements of
Section 8.06 by written instrument, in duplicate, which instru-ment shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating
Agency in respect of mortgage pass-through certificates or asset-backed certificates having a rating equal to the then current rating on the Certificates, then the Master Servicer may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificate-holders and the Master Servicer by the Depositor.

                  Any resignation or removal of the Trustee and appoint-ment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08.  Successor Trustee.

                  Any successor trustee appointed as provided in Section
8.07 shall execute, acknowledge and deliver to the Master
Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as pro-vided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 8.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate
Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

                  SECTION 8.09.  Merger or Consolidation of Trustee.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10.  Appointment of Co-Trustee or Separate
                                 Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligi-bility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section
8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdic-tion in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                               ARTICLE IX

                               TERMINATION

                  SECTION 9.01.  Termination Upon Repurchase or
                                 Liquidation of All Mortgage Loans.

                  Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby (other than the obligations of the Master
Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them here-under following the earlier to occur of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to
(a) 100% of the unpaid principal balance of each Mortgage Loan
(other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property
(but not more than the unpaid principal balance of the related
Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month of repurchase), less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee; and
(ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust
Fund (or the disposition of all REO Property in respect thereof);
provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer pursuant to Section
3.11(iii) and the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related
Mortgage Files and related records to the Master Servicer.

                  The right of the Master Servicer to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Master Servicer upon such repurchase shall provide to the Trustee, the certification required by Section 3.16.

                  Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer by letter to the Trustee and the Certificateholders mailed (a) in the event such notice is given in connection with the Master
Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination
Date in such month, in each case specifying (i) the Distribution
Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. In the event such notice is given in connection with the Master Servicer's election to repurchase, the Master Servicer shall deliver to the Trustee for deposit in the Certificate
Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds.
Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master
Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount determined as follows: with respect to each Class A-1, Class A-2, Class B-1, Class B-2, and
Class B-3 Certificate the outstanding Certificate Principal
Balance thereof, plus one month's interest thereon at the applicable Certificate Rate and any previously unpaid Accrued
Certificate Interest; with respect to each Class S Certificate, one month's interest at the applicable Certificate Rate based upon the related Notional amount and any previously unpaid
Accrued Certificate Interest; and with respect to each Class R
Certificate, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Class S
Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certifi-cateholders. Upon certification to the Trustee by a Servicing
Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancella-tion and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If, within nine months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Class R
Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

                  SECTION 9.02.  Additional Termination Requirements.

                  (a) In the event the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional re-quirements, unless the Master Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on the net income derived from "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or (ii) cause the Trust Fund to fail to qualify as a REMIC under the REMIC
Provisions at any time that any Certificates are outstanding:

                (i) The Trustee shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1.
         The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

               (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; and

              (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand in the Trust Fund
         (other than cash retained to meet claims), and the Trust
         Fund shall terminate at that time.

                  (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R
Certificateholders.

                            ARTICLE X

                         REMIC PROVISIONS

                  SECTION 10.01.  REMIC Administration.

                  (a) The Trustee shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.
For purposes of the REMIC election in respect of the Trust Fund, the Class S, Class A-1, Class A-2, Class B-1, Class B-2 and Class
B-3 Certificates shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole
Class of "residual interest" in the REMIC. The Trustee shall not permit the creation of any "interests" in the Trust Fund (within the meaning of Section 860G of the Code) other than the interests represented by the Certificates.

                  (b) The Closing Date is hereby designated as the "Startup Day" the REMIC within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal
Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified herein; provided, however, that if such audit resulted from the negligence of the Master Servicer or the Depositor, then the Master Servicer or the Depositor, as the case may be, shall pay such expenses. The Trustee shall hold a Class
R Certificate representing a 0.01% Percentage Interest of all
Class R Certificates and shall be designated as the tax matters person of the Trust Fund in the manner provided under Treasury Regulations Section 1.860F-4(d) and Temporary Treasury
Regulations Section 301.6231(a)(7)-1T. The Trustee, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust
Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate, hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.

                  (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of the Trust Fund created hereunder, other than Tax Returns required to be filed by the Master Servicer pursuant to Section 4.05. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

                  (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue
Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Disqualified
Organization, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten
(10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust
Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The Master Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action which is not expressly permitted under the terms of this Agreement, the Master
Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur.
The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged
(i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise
(iii) against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15 of each calendar year, commencing April 15, 1996, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

                  (i) The Master Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

                  (j) Following the Startup Day therefor, the Trustee shall not accept any contributions of assets to the Trust Fund unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust
Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balances of each Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero is ___________, 20__ which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

                  SECTION 10.02.  Prohibited Transactions and Activities.

                  Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans, except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to
Article II or III of this Agreement, nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 10.03.  Master Servicer and Trustee
                                  Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs
(including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                            ARTICLE XI

                       MISCELLANEOUS PROVISIONS

                  SECTION 11.01.  Amendment.

                  This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambigu-ity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to amend this Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment).

                  This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66-
2/3% of the Voting Rights for the purpose of adding any provi-sions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

                  Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder.

                  It shall not be necessary for the consent of Certifi-cateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 11.02.  Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agree-ment is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at the expense of the Depositor on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agree-ment may be executed simultaneously in any number of counter-parts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03.       Limitation on Rights of Certificate-
                                       holders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Depositor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04.  Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the laws of the State of [New York] and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05.  Notices.

                  All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when deli-vered to (a) in the case of the Depositor, 16800 Aston Street, Irvine, California 92714, Attention: ______________, or such other address as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Depositor, (b) in the case of the Trustee, ___________________, __________________
Attention: Quality Series 1996-__ or such other address as may hereafter be furnished to the Master Servicer and the Depositor in writing by the Trustee and (c) in the case of the Master
Servicer, ________________________, ____________________,
Attention: ___________, or such other address as may hereafter be furnished to the Depositor and the Trustee in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  SECTION 11.06.  Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provi-sions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07.  Successors and Assigns; Third Party
                                  Beneficiary.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

                  SECTION 11.08.  Article and Section Headings.

                  The article and section headings herein are for conve-nience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.09.  Notice to Rating Agencies and
                                  Certificateholder.

                  The Trustee shall use its best efforts to promptly provide notice to each Rating Agency referred to below with respect to each of the following of which it has actual knowledge:

                  1.  Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4.  The repurchase of Mortgage Loans pursuant to
Section 2.03;

                  5.  The final payment to Certificateholders; and

                  6.  Any change in the location of the Custodial
Account, the Excess Proceeds Account or the Certificate Account.

                  In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

                  1.  Each report to Certificateholders described in
Section 4.02; and

                  2. Each annual independent public accountants' servicing report described in Section 3.20.

                  Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of [Moody's Investors Service, Inc., 99 Church Street, New York, New
York 10007, Attention: Residential Pass-Through Monitoring], (ii) in the case of [Duff & Phelps Credit Rating Co., 55 East Monroe
Street, 35th Floor, Chicago, Illinois 60603, Attention: MBS
Monitoring], (iii) in the case of [Standard & Poor's Rating
Services, _______________________, Attention: _____________] and
(iv) in the case of [Fitch Investors Service, L.P.,
_______________________________, Attention:
_____________________] or, in each case, such other address as such Rating Agency may designate in writing to the parties thereto.

                  SECTION 11.10.  Streit Act.

                  Any provisions required to be contained in this Agreement by Section 126 of Article 4-A of the New York Real Property Law are hereby incorporated herein, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such
Section 126 shall not have any effect, and if said Section 126 should at any time be repealed or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, said Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provision of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Agreement, should at any time be repealed, or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                     QUALITY MORTGAGE ACCEPTANCE CORP.,
                                                           Depositor


                                      By:_______________________________



                                            ____________________________,
                                                         Master Servicer



                                       By:_______________________________



                                            _____________________________,
                                                              Trustee



                                         By:_______________________________


STATE OF __________    )
                       )  ss.:
COUNTY OF ___________  )


                  On the __th day of __________, 199_ before me, a notary public in and for said State, personally appeared
_________________, known to me to be the ______________ of
Quality Mortgage Acceptance Corp., the corporation that executed the within instrument, and also known to me to be the persons who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


______________________________
                                                         Notary Public


[Notarial Seal]


STATE OF _______      )
                      )  ss.:
COUNTY OF ________    )


                  On the __th day of ____________, 199_ before me, a notary public in and for said State, personally appeared
_____________________, known to me to be the __________ of
_________________________, and also known to me to be the person who executed the within instrument as a duly authorized officer of said corporation on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


______________________________
                                                           Notary Public


[Notarial Seal]


STATE OF ___________    )
                        )  ss.:
COUNTY OF ____________  )


                  On the __th day of ___________, 199_, before me, a notary public in and for said State, personally appeared ______________, known to me to be a ________________ of
_______________________, the association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


______________________________
                                                           Notary Public


[Notarial Seal]



                                  EXHIBIT A

                          FORM OF SENIOR CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE
"CODE").

         [THIS CLASS [S] [A-1] [A-2] CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

         [THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS S AND CLASS A-1 CERTIFICATES AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.]

         [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT, AS DEFINED HEREIN), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF
FACTS (UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE
AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND
SECTION 4975 OF THE CODE.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CONSTANT PREPAYMENT RATE OF __% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_______ OF OID PER [$100,000] [$1,000] OF
INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS __% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $______ PER [$100,000] [$1,000] OF INITIAL NOTIONAL AMOUNT COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Series 1996-                        [Aggregate Initial Class [A-1]
                                    [A-2]         Certificate Balance:]
                                       $___________________]

[Adjustable] [Variable]              [Initial Notional Amount of the
Class [S] Certificate Ra             Certificates:
                                     $___________________]

Date of Pooling and Servicing        [Initial Certificate Principal
Agreement and Cut-off Date:          [Notional Amount] [Balance] of
____________, 1996                   this Certificate:
                                     $___________________]

First Distribution Date:             [Percentage Interest evidenced by
__________, 1996                     this Certificate _______%]


CUSIP:                               Initial [Adjustable] [Variable]
                                     Certificate            Rate: ______%

Issue Date:                          Master Servicer: ________________

No. ________________                 Trustee: ___________________


               CLASS [S] [A-1] [A-2] MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATE, SERIES 1996-

         evidencing a beneficial ownership interest in the Trust
         Fund consisting primarily of a pool of adjustable rate residential mortgage loans sold by

                    QUALITY MORTGAGE ACCEPTANCE CORP.

         This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Fund established under a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Quality
Mortgage Acceptance Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), ______________________ (the "Master Servicer") and
___________________ (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Certificates of the Series specified above (collectively, the "Certificates") evidence in the aggregate the entire beneficial ownership interest in a segregated pool of assets created pursuant to the Agreement comprised of conventional [one- to four-family residential] [multifamily (five or more units)] first mortgage loans (the "Mortgage Loans"), or interests therein, and certain other assets as described herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The Trustee shall distribute or cause to be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution
(the "Record Date"), from the Available Distribution Amount an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [S] [A-1] [A-2] Certificates on such Distribution Date pursuant to the Agreement. [The Notional Amount of the Class S Certificates as of any date of determination will be determined pursuant to the Agreement. The Class S
Certificates have no Certificate Principal Balance.] Reference is hereby made to the further provisions of this Certificate set forth in the Agreement, which further provisions shall for all purposes have the same effect as though fully set forth herein.

         All distributions will be made or caused to be made by the Trustee either in immediately available funds (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, (ii) by wire transfer to the account of such Person at the request of the Person entitled thereto if such Person shall have so notified the Trustee in writing by five Business Days prior to the applicable Record Date and such Certificateholder is the registered holder of Certificates the aggregate Initial Certificate Principal
Balance of which is not less than $_________, (or, with respect to the Class S Certificates is the registered holder of an initial Certificate Notional Amount of not less than $___________ of such Class), or (iii) in such other manner as shall be agreed by the Trustee and such Person entitled thereto. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         The Certificates in the aggregate represent the entire beneficial interest in: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off
Date) as from time to time are subject to the Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File; (ii) such funds or assets as from time to time are deposited in the Certificate Account or the Custodial Account; (iii) any REO Property; and (iv) all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement; (all of the foregoing being hereinafter collectively called the "Trust Fund").

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Trustee, any Sub-Servicer or any of their respective affiliates and are not insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it, by the Depositor, by the Trustee or by any Sub-Servicer.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Master Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.

         [No transfer of any [S] [A-1] [A-2] Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositor shall require the transferee to execute an investment letter in substantially the form attached as Exhibit G-1 to the Agreement, which investment letter shall not be an expense of the Depositor, the Master Servicer or the Trustee and (b) the Depositor may direct the Trustee to require an Opinion of Counsel satisfactory to the Trustee and the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class [S] [A-1] [A-2] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         [No transfer of any Class A-2 Certificate shall be made to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of foregoing, a "Plan"), to any Person acting on behalf of a Plan, or to any other person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides to the Trustee or the Certificate Registrar an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 to the Agreement.]

         The Certificates are issuable in fully registered form only and in the denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the repurchase by the Master
Servicer of all Mortgage Loans and each REO Property in respect thereof, or (ii) the final payment on, or other liquidation (or any advance with respect thereto) of, the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO
Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to repurchase from the Trust
Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of the Master Servicer's right will effect early retirement of the Certificates; however, such right to repurchase is subject to the aggregate Stated Principal
Balance of the Mortgage Loans at the time of repurchase being less than or equal to 5% of the aggregate Stated Principal
Balance of the Mortgage Loans at the Cut-off Date.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The recitals contained herein shall be taken as statements of the Depositor or the Master Servicer as the case may be.

         IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:                                 _______________________,
                                              as Trustee


                                       By:___________________________
                                          Authorized Officer




                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class [S] [A-1] [A-2] Certificates referred to in the withinmentioned Agreement.

                                           ________________________,
                                                  as Trustee


                                          By:___________________________
                                             Authorized Officer


                               ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________
_________________________________________________________________


Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Loan
Asset-Backed Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Certificate of a like denomination and class to the above named assignee and deliver such Certificate(s) to the following address:
_________________________________________________________________
_________________________________________________________________

Dated:
                                      ___________________________________
                                      Signature by or on behalf of assignor

                                       ___________________________________
                                       Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                          DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of ____________ ____________ and the Master Servicer:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________ for the account of ________________ account number ________, or, if mailed by check, to ________________. Applicable statements should be mailed to ________________. This information is provided by ________________, the assignee named above, or ________________, as its agent.


                              EXHIBIT B-1

                    FORM OF CLASS B-1 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 86OG AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE
"CODE").

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

         [THIS CLASS B-1 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

         [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT, AS DEFINED HEREIN), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF
FACTS (UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE
AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR, THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND
SECTION 4975 OF THE CODE.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CONSTANT PREPAYMENT RATE OF _____% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER [$100,000] [$1,000] OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS _____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $________ PER [$100,000] [$1,000] OF INITIAL
PRINCIPAL AMOUNT COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]


Series 1996-                        Aggregate Certificate Principal
                                    Balance           of       the Class B-1
                                    Certificates $____________.

Class B-1
Subordinate

Adjustable Certificate Rate

Initial Class B-1 Adjustable         Initial Certificate Principal
Certificate Rate: ____%              Balance of this Certificate:
                                     $___________________

Date of Pooling and Servicing
Agreement:
___________, 1996

First Distribution Date:              Issue Date: _______________
___________, 1996

Master Servicer: ___________          Trustee: _________________

No. ______________                                   CUSIP:


              CLASS B-1 MORTGAGE LOAN ASSET-BACKED CERTIFICATE

         evidencing a beneficial ownership interest in the Trust
         Fund consisting primarily of a pool of adjustable rate residential mortgage loans sold by

                                         QUALITY MORTGAGE ACCEPTANCE CORP.

         This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Fund established under a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), between Quality
Mortgage Acceptance Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), ________________________ (the "Master Servicer"), and
____________________ (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The
Percentage Interest evidenced hereby is equal to the initial Certificate Principal Balance of this Certificate divided by the aggregate initial Certificate Principal Balance of all of the Class B-1 Certificates as specified above. The Certificates of the Series specified above (collectively, the "Certificates") evidence in the aggregate the entire beneficial ownership interest in a segregated pool of assets created pursuant to the Agreement comprised of conventional [one- to four-family residential] [multifamily (five or more units)] first mortgage loans (the "Mortgage Loans") or interests therein, and certain other assets as described herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The Trustee shall distribute or cause to be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the holders of Class B-1 Certificates on such Distribution Date pursuant to the Agreement. Reference is hereby made to the further provisions of this Certificate set forth in the Agreement which further provisions shall for all purposes have the same effect as though fully set forth herein.

         All distributions will be made or caused to be made by the Trustee either in immediately available funds (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, (ii) at the request of the Person entitled thereto if such Person shall have so notified the Trustee in writing by five Business Days prior to the applicable Record Date and such Certificateholder is the registered holder of Certificates the aggregate Initial
Certificate Principal Balance of which is not less than $___________, by wire transfer to the account of such Person, or
(iii) in such other manner as shall be agreed by the Trustee and such Person entitled thereto. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee. The Certificate Principal Balance hereof will be redeemed to the extent of distributions allocable to principal and any realized losses allowable hereto.

         The Certificates in the aggregate represent the entire beneficial interest in: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off
Date) as from time to time are subject to the Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File; (ii) such funds or assets as from time to time are deposited in the Custodial Account or Certificate Account; (iii) any REO Property; and (iv) all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement (all of the foregoing being hereinafter collectively called the "Trust Fund").

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Trustee, any Sub-Servicer or any of their respective affiliates and are not insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it, the Depositor, by the Trustee or by any Sub-Servicer.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Master Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.

         [No transfer of any B-1 Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositor shall require the transferee to execute an investment letter in substantially the form attached as Exhibit G-1 to the Agreement, which shall not be an expense of the Depositor, the Master Servicer or the Trustee and (b) the Depositor may direct the Trustee to require an Opinion of Counsel satisfactory to the Trustee and the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class B-1 Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         [No transfer of any Class B-1 Certificate shall be made to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of foregoing, a "Plan"), to any Person acting on behalf of a Plan, or to any other person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides to the Trustee or the Certificate Registrar an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 to the Agreement.]

         The Class B-1 Certificates are issuable in registered form only and in the denominations representing initial Certificate Principal Balances of $________ and integral multiples of $_______ in excess thereof, with one Class B-1 Certificate evidencing an additional amount equal to the remainder of the aggregate initial Certificate Principal Balance of the Class B-1 Certificates. As provided in the Agreement and subject to certain limitations therein set forth, Class B-1 Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the repurchase by the Master
Servicer of all Mortgage Loans and each REO Property in respect thereof, or (ii) the final payment on, or other liquidation (or any advance with respect thereto), of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO
Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of the Master Servicer's right will effect early retirement of the Certificates; however, such right to repurchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of repurchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be.

         IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:________________                _________________________,
                                      as Trustee




By:__________________________________
   Authorized Officer




                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-1 Certificates referred to in the within-mentioned Agreement.

                                                  _________________________,
                                                     as Trustee




By:__________________________________
   Authorized Officer



                               ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________


Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the initial Certificate Principal Balance evidenced by the within Mortgage Loan Asset-Backed Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Class B-1 Certificate of a like initial Certificate Principal Balance to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________
_________________________________________________________

Dated:

                                   ___________________________________
                                   Signature by or on behalf of assignor


                                   ___________________________________
                                   Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________ for the account of ________________ account number ________, or, if mailed by check, to ________________. Applicable statements should be mailed to ________________. This information is provided by ________________, the assignee named above, or ________________, as its agent.


                           EXHIBIT B-2

                  FORM OF CLASS B-2 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 86OG AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE
"CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES AND THE CLASS B-1 CERTIFICATES OF THIS SERIES TO THE EXTENT
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

         [THIS CLASS B-2 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

         [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT, AS DEFINED HEREIN), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF
FACTS (UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE
AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR, THAT SUCH DISPOSITION WELL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND
SECTION 4975 OF THE CODE.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CONSTANT PREPAYMENT RATE OF _____% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER [$100,000] [$1,000] OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS _____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $________ PER [$100,000] [$1,000] OF INITIAL
PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]


Series 1996-                         Aggregate Certificate Principal
                                     Balance of the Class B-2
                                     Certificates $_____________.

Class B-2
Subordinate

Adjustable Certificate Rate

Initial Class B-2 Adjustable         Initial Certificate Principal
Certificate Rate: ____%              Balance of this Certificate:
                                     $___________________

Date of Pooling and
Servicing Agreement:
___________, 1996

First Distribution Date:             Issue Date: _______________
________, 1996

Master Servicer: __________          Trustee: ____________________

No. ______________                   CUSIP:



             CLASS B-2 MORTGAGE LOAN ASSET-BACKED CERTIFICATE

         evidencing a beneficial ownership interest in the Trust
         Fund consisting primarily of a pool of adjustable rate residential mortgage loans sold by

                     QUALITY MORTGAGE ACCEPTANCE CORP.

         This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Fund established under a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), between Quality
Mortgage Acceptance Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), __________________ (the "Master Servicer"), and __________ ______
(the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Percentage Interest evidenced hereby is equal to the initial Certificate Principal Balance of this Certificate divided by the aggregate initial Certificate Principal Balance of all of the Class B-2
Certificates as specified above. The Certificates of the Series specified above (collectively, the "Certificates") evidence in the aggregate the entire beneficial ownership interest in a segregated pool of assets created pursuant to the Agreement comprised of conventional [one- to four-family] [multifamily
(five or more units)] residential first mortgage loans (the
"Mortgage Loans") or interests therein, and certain other assets sold by the Depositor. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The Trustee shall distribute or cause to be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the holders of Class B-2 Certificates on such Distribution Date pursuant to the Agreement. Reference is hereby made to the further provisions of this Certificate set forth in the Agreement which further provisions shall for all purposes have the same effect as though fully set forth herein.

         All distributions will be made or caused to be made by the Trustee either in immediately available funds (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, (ii) at the request of the Person entitled thereto if such Person shall have so notified the Trustee in writing by five Business Days prior to the applicable Record Date and such Certificateholder is the registered holder of Certificates the aggregate Initial
Certificate Principal Balance of which is not less than $___________, by wire transfer to the account of such Person, or
(iii) in such other manner as shall be agreed by the Trustee and such Person entitled thereto. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee.

         The Certificates in the aggregate represent the entire beneficial interest in: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off
Date) as from time to time are subject to the Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File; (ii) such funds or assets as from time to time are deposited in the Custodial Account or Certificate Account; (iii) any REO Property; and (iv) all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement (all of the foregoing being hereinafter collectively called the "Trust Fund").

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Trustee, any Sub-Servicer or any of their respective affiliates and are not insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it, the Depositor, by the Trustee or by any Sub-Servicer.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Master Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.

         [No transfer of any Class B-2 Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, (a) the Trustee and the Depositor shall require the transferee to execute an investment letter in substantially the form attached as Exhibit G-1 to the Agreement, which shall not be an expense of the Depositor, the Master Servicer or the Trustee and (b) the Depositor may direct the Trustee to require an Opinion of Counsel satisfactory to the Trustee and the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class B-2 Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         [No transfer of any Class B-2 Certificate shall be made to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of foregoing, a "Plan"), to any Person acting on behalf of a Plan, or to any other person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides to the Trustee or the Certificate Registrar an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction revisions of Section 406 of ERISA and Section 4975 of the Code. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 to the Agreement.]

         The Class B-2 Certificates are issuable in registered form and in the denominations representing initial Certificate
Principal Balances of $_______ and integral multiples of $_____ in excess thereof, with one Class B-2 Certificate evidencing an additional amount equal to the remainder of the aggregate initial Certificate Principal Balance of the Class B-2 Certificates. As provided in the Agreement and subject to certain limitations therein set forth, Class B-2 Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the purchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof, or (ii) the final payment on, or other liquidation (or any advance with respect thereto) of, the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO
Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of the Master Servicer's right will effect early retirement of the Certificates; however, such right to repurchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of repurchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be.

         IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:____________                        ________________________,
                                                  as Trustee



BY:_________________________________
               Authorized Officer


                    CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-2 Certificates referred to in the within-mentioned Agreement.

                                             ________________________,
                                                  as Trustee



By:__________________________________
   Authorized Officer



                              ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________

Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the initial Certificate Principal Balance evidenced by the within Mortgage Loan Asset-Backed Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Class B-2 Certificate of a like initial Certificate Principal Balance to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________


Dated:

                                   ___________________________________
                                   Signature by or on behalf of assignor


                                   ___________________________________
                                   Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________ for the account of ________________ account number ________, or, if mailed by check, to ________________. Applicable statements should be mailed to ________________. This information is provided by ________________, the assignee named above, or ________________, as its agent.


                           EXHIBIT B-3

                  FORM OF CLASS B-3 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 86OG AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE
"CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES OF THIS
SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

         [THIS CLASS B-3 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

         [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT, AS DEFINED HEREIN), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF
FACTS UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE
AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR, THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND
SECTION 4975 OF THE CODE.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CONSTANT PREPAYMENT RATE OF _____% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER [$100,000] [$1,000] OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS _____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $________ PER [$100,000] [$1,000] OF INITIAL
PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]


Series 1996-                            Aggregate Certificate Principal
                                        Balance of the Class B-3
                                        Certificates $_____________.

Class B-3
Subordinate

Adjustable Certificate Rate

Initial Class B-3 Adjustable           Initial Certificate Principal
Certificate Rate: ____%                Balance           of this Certificate:
                                       $___________________

Date of Pooling and
Servicing Agreement:
___________, 1996

First Distribution Date:               Issue Date: _______________
_________, 1996

Master Servicer: __________            Trustee: ________________

No. ______________


             CLASS B-3 MORTGAGE LOAN ASSET-BACKED CERTIFICATE

         evidencing a beneficial ownership interest in the Trust
         Fund consisting primarily of a pool of adjustable rate residential mortgage loans sold by

                      QUALITY MORTGAGE ACCEPTANCE CORP.

         This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Fund established under a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), between Quality
Mortgage Acceptance Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), ______________________ (the "Master Servicer"), and
____________________ (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The
Percentage Interest evidenced hereby is equal to the initial Certificate Principal Balance of this Certificate divided by the aggregate initial Certificate Principal Balance of all of the Class B-3 Certificates as specified above. The Certificates of the Series specified above (collectively, the "Certificates") evidence in the aggregate the entire beneficial ownership interest in a segregated pool of assets created pursuant to the Agreement comprised of conventional [one- to four-family] [multifamily (five or more units)] residential first mortgage loans (the "Mortgage Loans") or interests therein, and certain other assets sold by the Depositor. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The Trustee shall distribute or cause to be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the holders of Class B-3 Certificates on such Distribution Date pursuant to the Agreement. Reference is hereby made to the further provisions of this Certificate set forth in the Agreement which further provisions shall for all purposes have the same effect as though fully set forth herein.

         All distributions will be made or caused to be made by the Trustee either in immediately available funds (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, (ii) at the request of the Person entitled thereto if such Person shall have so notified the Trustee in writing by five Business Days prior to the applicable Record Date and such Certificateholder is the registered holder of Certificates the aggregate Initial
Certificate Principal Balance of which is not less than $___________, by wire transfer to the account of such Person, or
(iii) in such other manner as shall be agreed by the Trustee and such Person entitled thereto. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee.

         The Certificates in the aggregate represent the entire beneficial interest in: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off
Date) as from time to time are subject to the Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File; (ii) such funds or assets as from time to time are deposited in the Custodial Account or Certificate Account; (iii) any REO Property; and (iv) all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement (all of the foregoing being hereinafter collectively called the "Trust Fund").

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Trustee, any Sub-Servicer or any of their respective affiliates and are not insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it, the Depositor, by the Trustee or by any Sub-Servicer.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Master Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.

         [No transfer of any Class B-3 Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, (a) the Trustee and the Depositor shall require the transferee to execute an investment letter in substantially the form attached as Exhibit G-1 to the Agreement, which shall not be an expense of the Depositor, the Master Servicer or the Trustee and (b) the Depositor may direct the Trustee to require an Opinion of Counsel satisfactory to the Trustee and the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class B-3 Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         [No transfer of any Class B-3 Certificate shall be made to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of foregoing, a "Plan"), to any Person acting on behalf of a Plan, or to any other person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides to the Trustee or the Certificate Registrar an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 to the Agreement.]

         The Class B-3 Certificates are issuable in registered form only without coupons and in the denominations representing initial Certificate Principal Balances of $_________ and integral multiples of $______ in excess thereof, with one Class B-3 Certificate evidencing an additional amount equal to the remainder of the aggregate initial Certificate Principal Balance of the Class B-3 Certificates. As provided in the Agreement and subject to certain limitations therein set forth, Class B-3 Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the purchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof, or (ii) the final payment on, or other liquidation (or any advance with respect thereto) of, the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO
Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of the Master Servicer's right will effect early retirement of the Certificates; however, such right to repurchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of repurchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be.

         IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:________

                                        _______________________,
                                               as Trustee




By:__________________________________
        Authorized Officer



                       CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-3 Certificates referred to in the within-mentioned Agreement.

                                              _________________________,
                                                       as Trustee



By:__________________________________
             Authorized Officer


                             ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________


Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the initial Certificate Principal Balance evidenced by the within Mortgage Loan Asset-Backed Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Class B-3 Certificate of a like initial Certificate Principal Balance to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________


Dated:

                                      ___________________________________
                                      Signature by or on behalf of assignor


                                      ___________________________________
                                      Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________ for the account of ________________ account number ________, or, if mailed by check, to ________________. Applicable statements should be mailed to ________________. This information is provided by ________________, the assignee named above, or ________________, as its agent.


                              EXHIBIT B-4

                      FORM OF CLASS R CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 86OG AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE
"CODE").

         THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT, AS DEFINED HEREIN), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF
FACTS UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE
AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR, THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND
SECTION 4975 OF THE CODE.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT MAY BE AMENDED WITHOUT THE CONSENT OF THE HOLDER HEREOF, AND IN A
MANNER THAT MAY ADVERSELY AFFECT THE INTERESTS OF THE HOLDER
HEREOF, IF NECESSARY TO PREVENT THE DISQUALIFICATION OF THE TRUST
FUND AS A REMIC.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS
EXEMPT FROM THE TAX IMPOSED BY CHAPTER I OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC
AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, AND (E) ANY OTHER PERSON SO DESIGNATED BY THE TRUSTEE BASED ON AN OPINION OF COUNSEL, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (F) AN AGENT OF
A DISQUALIFIED ORGANIZATION. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.
EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS
OF THIS PARAGRAPH.

         IF ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE IS MADE TO ANY OF CERTAIN "PASS-THROUGH ENTITIES"
DESCRIBED IN SECTION 860E(e)(6) OF THE CODE, AND A DISQUALIFIED
ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY,
THEN A TAX MAY BE IMPOSED ON SUCH ENTITY.

         NO TRANSFER OF THE CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON AS DEFINED IN THE AGREEMENT.


Series 1996-                            Aggregate unpaid principal balance
of the                                  Mortgage Loans after deducting
payments                                due on or before Cut-off Date:
                                        $______________.

Percentage Interest: ____%

Date of Pooling and Servicing           Issue Date: _______________
Agreement:
___________, 1996

First Distribution Date:
_________, 1996

Master Servicer: ______________          Trustee: ___________________

No. ____________

               CLASS R MORTGAGE LOAN ASSET-BACKED CERTIFICATE

         evidencing a beneficial ownership interest in the Trust
         Fund consisting primarily of a pool of adjustable rate residential mortgage loans sold by

                     QUALITY MORTGAGE ACCEPTANCE CORP.

         This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R residual interests in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), between Quality Mortgage Acceptance Corp.
(hereinafter called the "Depositor", which term includes any successor entity under the Agreement), ___________________ (the "Master Servicer"), and _____________________ (the "Trustee"), a
summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month, or if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution
(the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement. Reference is hereby made to the further provisions of this Certificate set forth in the Agreement, which further provisions have the same effect as though fully set forth herein.

         All distributions under the Agreement on the Class R Certificates will be made or caused to be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Loan Asset-Backed
Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage
Interest specified on the face hereof in the Class R
Certificates.

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Trustee, any Sub-Servicer or any of their respective affiliates and are not insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it, the Depositor, by the Trustee or by any Sub-Servicer.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositor shall require the transferee to execute an investment letter in substantially the form attached as Exhibit
G-1 to the Agreement, which shall not be an expense of the Depositor, the Master Servicer or the Trustee and (b) the Depositor may direct the Trustee to require an Opinion of Counsel satisfactory to the Trustee and the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of any Class R Certificate shall be made to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of foregoing, a "Plan"), to any Person acting on behalf of a Plan, or to any other person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides to the Trustee or the Certificate Registrar an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 to the Agreement.

         The Class R Certificates are issuable in fully registered form without coupons, in the minimum denominations evidencing a 5% Percentage Interest (except as provided in the Agreement). As provided in the Agreement and subject to certain limitations therein set forth (including limitations on the total number of Class R Certificates outstanding), Class R Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the repurchase by the Master
Servicer of all Mortgage Loans and each REO Property in respect thereof or (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of the Master Servicer's right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be.

         IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated: _________                              ________________________,
                                              as Trustee




By:__________________________________
   Authorized Officer




                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                          __________________________,
                                                   as Trustee



By:__________________________________
   Authorized Officer



                            ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________

Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Class R Mortgage
Loan Asset-Backed Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Class R Certificate of a like Percentage Interest to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________

Dated:

                                   ___________________________________
                                   Signature by or on behalf of assignor


                                   ___________________________________
                                   Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                         DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________ for the account of ________________ account number ________, or, if mailed by check, to ________________. Applicable statements should be mailed to ________________. This information is provided by ________________, the assignee named above, or ________________, as its agent.


                            EXHIBIT C

             FORM OF TRUSTEE INITIAL CERTIFICATION

                                               [Closing Date]



[Master Servicer]

Quality Mortgage Acceptance Corp.
16800 Aston Street
Irvine, California 92714

           Re: Pooling and Servicing Agreement dated as of __________, 1996 among Quality Mortgage Acceptance Corp., _______________
                    _____________ and _____________________,
                    Mortgage Loan Asset-Backed Certificates,
                    Series 1996-

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan;
and (iii) based on examination by it, and only as to such documents, the information set forth in items (i) - (vi) and (x) -
 (xiii) of the definition or description of "Mortgage Loan
Schedule" is correct.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Pooling and Servicing Agreement.


                                           ____________________________



By:___________________________________

Name:_________________________________

Title:________________________________



                              EXHIBIT D

                 FORM OF TRUSTEE FINAL CERTIFICATION

                                                     [date]

[Master Servicer]

Quality Mortgage Acceptance Corp.
16800 Aston Street
Irvine, California 92714


           Re: Pooling and Servicing Agreement dated as of __________, 1996 among Quality Mortgage Acceptance Corp., ________________
                    ______________ and _________________,
                    Mortgage Loan Asset-Backed Certificates,
                    Series 1996-

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Pooling and Servicing Agreement.

                                         __________________________


By:___________________________________

Name:_________________________________

Title:________________________________



                               EXHIBIT E

                               [RESERVED]


                              EXHIBIT F-1

                          REQUEST FOR RELEASE
                             (for Trustee)

Loan Information

         Name of Mortgagor:                    _________________________

         Master Servicer
         Loan No.:                             _________________________

Trustee

         Name:                                __________________________

         Address:                             _________________________

                                              _________________________

         Trustee
         Mortgage File No.:                   _________________________


Request for Requesting Documents (check one):

1.       Mortgage Loan Liquidated.
                  (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing Agreement.)

2.       Mortgage Loan in Foreclosure.

3. Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and Servicing Agreement.

4.       Mortgage Loan Repurchased Pursuant to Article II of the
         Pooling and Servicing Agreement.
                  (The Master Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing
                  Agreement.)

5.       Other (explain).


_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

         The undersigned Master Servicer hereby acknowledges that it has received from _________________, as Trustee for the Holders
of Mortgage Loan Asset-Backed Certificates, Series 1996-   , the
documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing
Agreement dated as of ___________, 1996, (the "Pooling and
Servicing Agreement") between the Trustee, Quality Mortgage Acceptance Corp. and ________________________.

() Promissory Note dated ______________, 19__, in the original principal sum of $____________, made by ____________ payable to, or endorsed to the order of, the Trustee.

() Mortgage recorded on ________________________ as instrument no. ________ in the County Recorder's Office of the County of ____________, State of ____________ in book/reel/docket
         ____________ of official records at page/image ____________.

()       Deed of Trust recorded on ____________ as instrument no.
         ____________ in the County Recorder's Office of the County of ____________, State of ____________ in book/reel/docket
         ____________ of official records at page/image ____________.

() Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ____________ as instrument no. ____________ in the County Recorder's Office of the County of ____________, State of ____________ in book/reel/docket of official records at page/image ____________.

() Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

         () __________________________________________

         () __________________________________________

         () __________________________________________

         () __________________________________________

         The undersigned Master Servicer hereby acknowledges and agrees as follows:

         (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

         (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

         (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

         (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                            ___________________________


By:___________________________________


Its:__________________________________

Date: ____________, 19__


                               EXHIBIT F-2

                            REQUEST FOR RELEASE
                       [Mortgage Loans Paid in Full]

                  OFFICER'S CERTIFICATE AND TRUST RECEIPT
                  MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                 SERIES 1996-


________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH
BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS
FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE
POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED
SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE
BEEN MADE.

LOAN NUMBER: ____________                  BORROWER'S NAME: _____________

COUNTY: ____________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH
SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE
CUSTODIAL ACCOUNT PURSUANT TO SECTION 3.10 OF THE POOLING AND
SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

____________ __________________             DATED: ____________

//       VICE PRESIDENT

//       ASSISTANT VICE PRESIDENT


                             EXHIBIT G-1

                 FORM OF INVESTOR REPRESENTATION LETTER

                                                     ____________, 19__

Quality Mortgage Acceptance Corp.
16800 Aston Street
Irvine, California 92714

____________________
____________________
____________________

Attention:  Corporate Trust

                           Re:      Mortgage Loan Asset-Backed Certificates,
                                    Series 1996-   , Class

Dear Sirs:

         ____________ (the "Purchaser") intends to purchase from
____________ (the "Seller") $____________ Initial Certificate
Principal Balance of Mortgage Loan Asset-Backed Certificates,
Series 1996-   , Class _ (the "Certificates"), issued pursuant to
the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________, 1996 among Quality Mortgage Acceptance Corp., as seller (the "Company"), ____________ ________, as master servicer, and ___________________, as trustee
(the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, in articular in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an it accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The Purchaser has been furnished with, and has had an opportunity to review [(a) a copy of the [Prospectus], dated __________, 1996, relating to the Certificates, (b)] a copy of the Pooling and Servicing Agreement and [(b)] [(c)] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Prospectus (the "Prospectus") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Prospectus was provided to it by the Seller, that the Prospectus was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Prospectus, or (b) any information, development or event arising after the date of the Prospectus.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
         (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of
         Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  [6.      The Purchaser is not any employee benefit plan
         subject to the Employee Retirement Income Security Act of
         1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Certificate to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of such employee benefit plan would not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA

* To be deleted in the case of Class A-1. In addition, in the case of a transfer of the Certificates to an insurance company, the above paragraph 6 shall be deleted and a certification in the form of Exhibit G-5 shall be executed.

         or the prohibited transaction provisions of the Code (or comparable provisions of any subsequent enactments), would not constitute or result in a prohibited transaction under
         Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability. The Purchaser understands that under current law such an opinion cannot be rendered.]

                                                     Very truly yours,


______________________________________


By:___________________________________

Name:_________________________________

Title:________________________________



                            EXHIBIT G-2

            Form of Transferor Representation Letter

                                                     ____________, 19__

Quality Mortgage Acceptance Corp.
16800 Aston Street
Irvine, California 92714

_____________________
_____________________
_____________________

Attention:  Corporate Trust

                 Re:      Mortgage Loan Asset-Backed Certificates,
                          Series 1996-   , Class

Dear Sirs:

         In connection with the sale by ____________ (the "Seller") to ____________ (the "Purchaser") of $____________ Initial
Certificate Principal Balance of Mortgage Loan Asset-Backed
Certificates, Series 1996-   , Class __ (the "Certificates"),
issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________, 1996 among Quality Mortgage Acceptance Corp., as seller (the
"Company"), __________________, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,

                                ______________________________
                                (Seller)


                                 By:___________________________
                                 Name:_________________________
                                 Title:________________________




                                EXHIBIT G-3

                     TRANSFER AFFIDAVIT AND AGREEMENT



STATE OF            )
                      : ss.:
COUNTY OF           )


         ____________ being first duly sworn, deposes, represents and warrants:

         1. That he is [Title of Officer] of [Name of Owner], a [savings institution] [corporation] duly organized and existing under the laws of [the State of ____________] [the United
States], (the "Owner"), (record or beneficial owner of the Class
R Certificates on behalf of which he makes this affidavit and agreement. This Class R Certificate was issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ___________, 1996 among Quality Mortgage Acceptance Corp., as depositor, __________________, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee").

         2. That the Owner (i) is and will be a "Permitted Transferee" as of ____________, 199__ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Internal Revenue Code of 1986) (the "Code") which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code that a lies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false and; (iv) that the Residual Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-I(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a non-
Permitted Transferee is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

         5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by Owners that are Permitted Transferees.

         7.       That the Owner's taxpayer identification number is
____________.

         8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of
Section 5.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9. That the Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

         10. That the Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates.

         11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

         12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding the Class R
Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

         13. That the Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

         14. That Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

         15. That Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R
Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding; and (iii) is not a "Permitted Transferee."

         16. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [TITLE OF OFFICER], attested by its [Assistant Secretary], this ____ day of __________, 199_.


By:___________________________________        [NAME OF OWNER]

                                               Name:  [NAME OF OFFICER]
                                               Title:  [TITLE OF OFFICER]


ATTEST:


______________________________
[Assistant] Secretary

         Personally appeared before me the above-named [NAME OF OFFICER], known or proved to me to be the same person who executed the foregoing instrument and to be a [TITLE OF OFFICER] of the Owner, and acknowledged to me that he or she executed the same as his or her free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of __________, 199_.



                                   ______________________________________
                                   NOTARY PUBLIC

                                   COUNTY OF _________________
                                   STATE OF _________________
                                   My Commission expires the ____ day
                                   of __________, 19__.


         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [TITLE OF OFFICER], attested by its [Assistant Secretary], this ____ day of __________, 199_.


By:___________________________________     [NAME OF OWNER]
                                           [Name of Officer]
                                           [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this _____ day of ____________, 199_.





                                 NOTARY PUBLIC

                                 COUNTY OF _____________
                                 STATE OF ____________
                                 My Commission expires the ____ day
                                 of ____________, 19__.



                              EXHIBIT G-4

                     Form of Transferor Certificates

                                                     ____________, 19__

Quality Mortgage Acceptance Corp.
16800 Aston Street
Irvine, California 92714


______________________
______________________
______________________

Attention:  Corporate Trust

        Re:      Mortgage Loan Asset-Backed Certificates, Series 1996-
____________, Class R

Dear Sirs:

         This letter is delivered to you in connection with the sale by ____________ (the "Seller") to ____________ (the "Purchaser")
of $____________ Initial Certificate Principal Balance of
Mortgage Loan Asset-Backed Certificates, Series 1996-   , Class R
(the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________, 1996 among Quality Mortgage Acceptance Corp., as seller (the "Company"), ___________________, as master servicer, and ______________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the sale of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing
Agreement as Exhibit G-3. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-l(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debt as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of the Certificates may not be respected for United
States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

         4. The Seller has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-United States Person.

                                          Very truly yours,


______________________________________
                                                     (Seller)

By:___________________________________

Name:_________________________________

Title:________________________________



                              EXHIBIT G-5

                  FORM OF INVESTOR REPRESENTATION LETTER
                          FOR INSURANCE COMPANIES

Quality Mortgage Acceptance Corp.
16800 Aston Street
Irvine, California 92714

___________________
___________________
___________________

Attention:  Corporate Trust

         Re: Mortgage Loan Asset-Backed Certificates, Series 1996- __________, Class

Dear Sirs:

         ____________ (the "Purchaser") intends to purchase from
____________ (the "Seller") $____________ Initial Certificate
Principal Balance of Mortgage Loan Asset-Backed Certificates,
Series 1996-   , Class __ (the "Certificate"), issued pursuant to
the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as ___________, 1996 among Quality Mortgage Acceptance Corp., as seller (the "Company"), _________________ ____, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. The Certificates purchased pursuant hereto will not be transferred to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue
         Code of 1986 (the "Code") (any of the foregoing, a "Plan").

                  2. The Purchaser is an insurance company and all funds used by the Purchaser in connection with the purchase of such certificates are and will be, funds held by the Purchaser in its general or separate account which the Purchaser reasonably believes do not constitute "plan assets" as defined under Section 406 of ERISA or Section
         4975 of the Code of any Plan.

                                                     Very truly yours,



By:___________________________________

Name:_________________________________

Title:________________________________



                                  EXHIBIT I

          ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR


         (1) Representations and Warranties. Pursuant to the Mortgage Loan Purchase Agreement, the Seller has made certain representations and warranties to the Depositor. The following representations are, pursuant to the Pooling and Servicing Agreement, assigned by the Depositor to the Trustee for the benefit of the Certificateholders, together with the related repurchase rights specified in the Mortgage Loan Purchase Agreement. All capitalized terms herein shall have the meanings assigned in the Pooling and Servicing Agreement.

         The Seller hereby represents and warrants to the Depositor and the Trustee, as to each Mortgage Loan, that as of the Closing
Date or as of such other date specifically provided herein:

         (i) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date;

         (ii)  As of the Closing Date, no first lien Mortgage Loan
had a Loan-to-Value Ratio at origination in excess of   % and no
second lien Mortgage Loan had a combined Loan-to-Value Ratio at
origination in excess of   %;

         (iii) As of the Closing Date, no Mortgage Loan, is more than ninety (90) days delinquent in payment of principal or interest and no notice of intent to foreclosure has been issued and is outstanding with respect to any Mortgage Loan;

         (iv) Each Mortgage Note is directly secured by the Mortgage, and each Mortgage Property consists of a single parcel of real state. Each Mortgage secures the outstanding principal balance of the Mortgage Note and is a valid and enforceable lien on the Mortgaged Property subject only to, in the case of any Second Mortgage Loan, a first lien on such Mortgage Property, and subject in all cases to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

         (v) Immediately prior to the delivery of the Mortgage Loan to the Depositor, the Seller had good title to, and was the sole owner of, such Mortgage Loan free and clear of any mortgage, pledge, lien, security interest, charge or other encumbrance
(other than any junior lien on the Mortgaged Property encumbered
by the related Mortgage [and             ]) and has full right
and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to the related Mortgage Loan Purchase Agreement;

         (vi) There was no delinquent tax or assessment lien against any Mortgaged Property at the time of the origination of the related Mortgage Loan;

         (vii) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired as of the Closing Date, except that holdback mortgage loan proceeds have been withheld from the mortgagor with respect to certain of the Mortgage Loans pending completion of improvements;

         (viii) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property that are or may be a lien prior to, or equal with, the lien of such Mortgage, except those that are insured against by the title insurance policy referred to in clause (xii) below;

         (ix) Each Mortgaged Property is free of material damage and is in at least adequate repair or an escrow of funds has been established in an amount sufficient to repair such damage and upon release of such funds, such Mortgage Property will be free of material damage and will be in at least adequate repair;

         (x) Each Mortgage Loan at origination complied in all respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

         (xi) At the Closing Date, neither the Seller nor any prior holder of any Mortgage has, except as the Mortgage File may reflect, (1) modified the Mortgage in any material respect, (2) satisfied, canceled or subordinated such Mortgage in whole or in part, (3) released the related Mortgaged Property in whole or in part from the lien of such Mortgage or (4) executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

         (xii) A lender's policy of title insurance or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect and each such policy was issued by a title insurer acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC;

         (xiii) Each Mortgage Loan was originated or acquired (1) by the Seller either directly or indirectly through loan brokers or a correspondent lender specifically approved by the Seller, such that (a) the Mortgage Loan was originated in conformity with the Seller's underwriting guidelines, (b) the Depositor approved the Mortgage Loan either prior to the funding thereof or, in the case of a Mortgage Loan originated pursuant to the Seller's delegated underwriting guidelines, approved the Mortgage Loan after the funding thereof, and (c) the Seller funded the Mortgage Loan on the date of origination thereof with its own funds or with funds obtained by it or, in the case of a Mortgage Loan originated by a correspondent lender approved by the Seller and Depositor, the Mortgage Loan was approved by the Seller prior to origination and was purchased by the Seller from such correspondent lender pursuant to a mandatory purchase commitment in effect at origination, (2) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority or (3) by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended;

         (xiv) the Mortgage Rate on each Mortgage Loan will be subject to adjustment commencing approximately six month after its date of origination or at the end of the initial fixed interest rate period following its respective date of origination, as applicable, and Each semi-annually thereafter, and each Mortgage Loan has an original term to maturity from the date on which the first monthly payment is due of not less than approximately 15 years and more than 30 years. On each adjustment date, the Mortgage Rate will be adjusted to equal the Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the Periodic Rate Cap [(other than in the first adjustment date which respect to certain Mortgage Loans)], the Maximum Rate and the Minimum Rate. The related Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a Monthly Payment which is sufficient to
(a) fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Rate, and (b) during the period following each adjustment date, to fully amortize the original principal balance as of the first day of such period over the then remaining term of such Mortgage Loan and to pay interest at the applicable Mortgage Rate. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

         (xv) All of the improvements that were included for the purpose of determining the appraised value of the Mortgaged Property are insured to lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, unless, in either case, an agreement permitting such encroachment is recorded in the applicable real property records and such agreement was taken into account in conducting the appraisal of the Mortgaged Property;

         (xvi) No improvement considered in determining the related appraised value located on or being part of the Mortgaged
Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to the use and occupancy of the Mortgaged Property, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged
Property is lawfully occupied under applicable law;

         (xvii) All parties that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are, or, during the period in which they held and disposed of such interest, were (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(a) organized under the laws of such state, (b) qualified to do business in such state,
(c) federal savings associations or national banks having principal offices in such state or (d) not doing business in such state;

         (xviii) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed and delivered by such parties;

         (xix) The proceeds of the Mortgage Loan have been fully disbursed by the Seller (other than the Mortgage Loans identified by loan number on the Mortgage Loan Schedule, which proceeds of such Mortgage Loans will be fully disbursed by the Seller within 90 days from the date hereof), there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make monthly payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

         (xx) The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (xxi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the holder of the Mortgage Loan to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (xxii) Each Mortgaged Property is suitable for year-round occupancy;

         (xxiii) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due with respect to the Mortgage Loan (other than origination points and fees), have been capitalized under the Mortgage or the related Mortgage Note;

         (xxiv) The origination practices used by the Seller with respect to each Mortgage Loan have been in all material respects legal, proper, prudent and customary in the mortgage origination business;

         (xxv) There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

         (xxvi) No Mortgage Loan has a shared appreciation feature or other contingent interest feature;

         (xxvii) No Mortgage Loan is subject to any temporary buydown provisions;

         (xxviii) Pursuant to the terms of the related Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of
Section 3.13 of each Pooling and Servicing Agreement. If the Mortgaged Property is in an area identified in the Federal
Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy is in effect which policy conforms to the requirements of the Pooling and Servicing
Agreement;

         (xxix) An appraisal of each Mortgaged Property is on a form approved by FNMA or FHLMC with such riders as have been approved by FNMA or FHLMC, as the case may be, and each appraiser meets the minimum qualifications of FNMA or FHLMC for appraisers;

         (xxx) Other than described in the Prospectus Supplement with respect to the second lien Mortgage Loans, the Seller has not provided financing on any Mortgaged Property that is subordinate to the lien of the related Mortgage Loan;

         (xxxi) Each Mortgage Loan contains a customary "due-on-sale" clause;

         (xxxii) With respect to each Mortgage Loan in which the Mortgagor has a leasehold interest in the related Mortgage
Property:

                  (a) The leasehold was created by direct lease of the freehold estate, the ground lease or memorandum thereof has been recorded, and by its terms permits the leasehold estate to be mortgaged. The ground lease grants any leasehold mortgagee, standard protection necessary to protect the security of a leasehold mortgagee including the right of the leasehold mortgagee to receive notice of the lessee's default under the ground lease; the right of the leasehold mortgagee, with adequate time, to cure such default; and, in the case of incurable defaults of the lessee, the right of the leasehold mortgagee to enter into a new ground lease with the lessor on terms financially identical and otherwise substantially identical to the existing ground lease;

                  (b) The ground lease was at the origination of the Mortgage Loan, and is, in full force and effect without any outstanding defaults, and was and is not subject to liens and encumbrances;

                  (c) The ground lease shall be automatically renewable for at least ________ years or at least ________ years beyond the scheduled date for the final payment on the Mortgage Loan; and

                  (d) The fee estate of the lessor under the ground lease is encumbered by the ground lease, and any lien of any present or future fee mortgagee is and will be subject to and subordinate to the ground lease. The foreclosure of the fee mortgage will not terminate the leasehold estate or the rights of the sub-tenants, and the fee mortgage is subject to the ground lease;

         (xxxiii) [Approximately __% of the Mortgaged Properties, by principal balance as of the Cut-off Date, are condominium units;]

         (xxxiv) [Approximately __% of the Mortgage Loans, by principal balance as of the Cut-off Date, are secured by two- to-four-family dwelling units. Approximately __% of the Mortgage Loans by principal balance as of the Cut-off Date are secured by detached one-family dwelling units;]

         (xxxv) [The Depositor has not provided financing on any Mortgaged Property that is subordinate to the lien of the related Mortgage Loan and, to the best of the Seller's knowledge, approximately __% of the Mortgaged Properties, by principal balance of the Mortgage Loans as of the Cut-off Date, were subject at the time of the origination of the related Mortgage Loan to such subordinate financing as provided by lenders other than the Seller;]

         (xxxvi) The average outstanding principal balance of the Mortgage Loans as of the Cut-off Date was approximately
$_____________ and no Mortgage Loan at origination had a principal balance of less than $__________ or more than $___________;

         (xxxvii) All of the Mortgage Loans were originated or acquired under the Depositor's ["regular lending program"]
["equity lending program."]

         (xxxviii)  With respect to approximately   % of the Mortgage
Loans, by outstanding principal balance as of the Cut-off Date, the Mortgagor represented in its loan application that the
Mortgaged Property will be owner-occupied as the Mortgagor's
primary residence.  Approximately   % of the Mortgage Loans, by
outstanding principal balance as of the Cut-off Date, are secured by investor properties;

         (xxxix) Each Mortgage will have been originated or acquired on or before ___________, 1996 and will have a first Adjustment
Date on or after __________, 1996;

         (xl) Except for the criteria for eligible Mortgagors set forth in the Seller's underwriting guidelines, the Seller knows of nothing involving any Mortgage File, Mortgaged Property or Mortgagor's credit standing that could reasonably be expected (1) to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, (2) to cause the Mortgage
Loan to become delinquent or (3) to affect adversely the value or marketability of the Mortgage Loan.

         (xli) The Mortgage Loans were not selected for inclusion under this Agreement from the Seller's portfolio of mortgage loans originated under its ["regular lending program"] ["equity lending program"] on any basis which would have a material adverse affect on the Certificateholders.

         (xlii) There are no condemnation proceedings pending with respect to any Mortgaged Property, and no Mortgaged Property had been condemned either in whole or in part;

         (xliii) The collection practices used by the Seller with respect to each Mortgage Note and Mortgage serviced by the Seller have been in all material respects legal, proper, prudent and customary in the mortgage origination and servicing industry; and the Mortgage Loans have been serviced by the Seller in accordance with the terms of the Mortgage Loan documents, any applicable mortgage insurance contract requirements and applicable law in all material respects;

         (xliv) With respect to any Mortgage Loan indicated on the Mortgage Loan Schedule, as to which holdback mortgage loan proceeds have been withheld from the related mortgagor pending completion of improvements, the release or transfer of such holdback mortgage loan proceeds to the related Mortgagor will not increase the original principal balance of the related Mortgage Loan.

                             EXHIBIT J

                  Form of Notice Under Section 3.24

                                                ____________, 199_

[Trustee]

             Re: Mortgage Loan Asset-Backed Certificates, Series 1996-



         Pursuant to Section 3.24 of the Pooling and Servicing
Agreement, dated as of ___________, 1996, relating to the Certificates referenced above, the undersigned does hereby notify you that:

         (a) The prepayment assumption used in pricing the Certificates was ____% SPA.

         (b) With respect to each Class of the captioned Certificates, set forth below is (i), the first price, as a percentage of the Certificate Principal Balance of each Class of Certificates, at which 10% of the aggregate Certificate Principal Balance of each such Class of Certificates was first sold at a single price, if applicable, or (ii) if more than 10% of a Class of Certificates have been sold but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold expressed as a percentage of the Certificate Principal Balance of such Class of Certificates, (iii) if less than 10% of the aggregate Certificate Principal Balance of a Class of Certificates has been sold, the purchase price for each such Class of Certificates paid by ________________________________ (the "Underwriter") expressed as a percentage of the Certificate Principal Balance of such Class of Certificates calculated by: (1) estimating the fair market value of each such Class of Certificates as of ________ __, 1996;
(2) adding such estimated fair market value to the aggregate purchase prices of each Class of Certificates described in clause
(i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each Class of Certificates in clause (3) by the purchase price paid by the Underwriter for all the Certificates purchased by it; and (5) for each Class of Certificates, dividing the product obtained from such Class of Certificates in clause (4) by the initial Principal Balance of such Class of Certificates or (iv) the fair market value (but not less than zero) as of the Closing Date of each Certificate of each Class of Certificates retained by the Depositor or an affiliate corporation, or delivered to the seller:

         Class S:              ________________
         Class A- 1:           ________________
         Class A-2:            ________________
         Class B- 1:           ________________
         Class B-2:            ________________
         Class B-3:            ________________
         Class R:              ________________

         The prices and values set forth above do not include accrued interest with respect to periods before the closing.


                                                     [DEPOSITOR]



By:__________________________________         Name:
                                              Title: